UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

_______________________________________________________________

GOLD UNION INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18th Floor, Canadia Tower

#315, Monivong Boulevard, Corner Ang Duong Street

12202 Phnom Penh, Cambodia

(Address of principal executive offices) (Zip Code)

+855 23 962 300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses. Such forward-looking statements include, among others, those statements including the words "expects," "anticipates," "intends," "believes" and similar language.  Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the sections "Description of Business," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."  You should carefully review the risks described in this Current Report on Form 8-K and in other documents we file from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this document.

Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

All references in this Form 8-K to the "Company," "we," "us" or "our" are to Gold Union Inc. on a consolidated basis.

Item 2.01 Completion of an Acquisition or Disposition of Assets.

On August 28, 2014, Gold Union, Inc. (“we”, “us” or the “Company”), executed a Share Exchange Agreement with G.U. International Limited, a limited company incorporated under the laws of the Republic of Seychelles and our wholly owned subsidiary (“GUI”), and Kao Wei-Chen, an individual representing herself and 8 other individuals (collectively, the “Golden Corridor Shareholders”), which agreement was amended by that certain Agreement to Further Extend the Closing of the Share Exchange Agreement dated September 30, 2015 (collectively, the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, we, through GUI, purchased 480 shares of Phnom Penh Golden Corridor Trading Co. Limited (the “GC Shares”), a private Golden Corridor Shareholders, representing 48% of the issued and outstanding shares of common stock of Golden Corridor. As consideration, we agreed to issue to the Golden Corridor Shareholders 2,500,000,000 shares of our common stock, at a value of US $0.002 per share, for an aggregate value of US $5,000,000. We consummated the acquisition of the GC Shares on December 31, 2015. It is our understanding that the Golden Corridor Shareholders are not U.S. Persons within the meaning of Regulations S. Accordingly, the Shares are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation S promulgated thereunder.

Golden Corridor owns three parcels of land located in the Kingdom of Cambodia, Kampong Speu Province, Chbarmorn District measuring an aggregate of 172,510 square meters (collectively, the “Properties”). Pursuant to an independent valuation conducted by a third party appraisal firm licensed under the Ministry of Economy and Finance of Cambodia and the Securities and Exchange Commission of Cambodia, the Properties have an estimated value of US $10,350,600 as of April 8, 2014. Golden Corridor intends to develop the Properties into an industrial park for rental income within the next two or three years. Golden Corridor is currently a development stage company and has not yet commenced any significant operations.

As a result of our acquisition of the GC Shares, we entered into the real estate development and rental business located in the Kingdom of Cambodia.

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CORPORATE HISTORY

General

We were incorporated under the laws of the State of Delaware on July 6, 2010 under the name “Advanced Ventures Corp.” and are a development stage company. Effective January 6, 2014, we changed our name to “Gold Union Inc.”

In connection with our former business, we entered into an exclusive worldwide patent sale agreement (the “Patent Transfer and Sales Agreement”) with Ilanit Appelfeld (the “Seller”), to acquire a patented technology, U.S. Patent Number: 6,743,209 (the “Patent”), for a catheter with a integral anchoring mechanism on July 27, 2010. We acquired the patent and technology for $17,500 (seventeen thousand five hundred United States Dollars), according to the terms and conditions specified in the Patent Transfer and Sales Agreement related to U.S. Patent Number: 6,743,209.

During the second quarter of 2011 the Company raised gross proceeds of $75,000 pursuant to an effective Form S-1 Registration Statement and issued 37,500,000 post forward stock split shares of common stock that were registered pursuant to the Form S-1 Registration Statement.

Effective March 7, 2012, we increased the number of our authorized shares of common stock to three billion shares (3,000,000,000) and engaged in a forward stock split of its common shares whereby each one share of our common stock was split into fifteen shares of our common stock.

During the second fiscal quarter of 2014, we elected to discontinue our business of exploiting the Patent and began to consider other business opportunities that may bring quicker and greater value to our stockholders. We initially considered entering into the business of trading precious metal bullion primarily in the Asia Pacific region. Therefore, effective January 6, 2014, we changed our name to “Gold Union Inc.” to more adequately reflect our initial intended business operations.

During the third fiscal quarter of 2014, we identified an opportunity to enter into the real property development business in Cambodia. On August 28, 2014, we executed a Share Exchange Agreement with G.U. International Limited, a limited company incorporated under the laws of the Republic of Seychelles and our wholly owned subsidiary (“GUI”), and Kao Wei-Chen, an individual representing herself and 8 other individuals (collectively, the “Golden Corridor Shareholders”), which agreement was amended by that certain Agreement to Further Extend the Closing of the Share Exchange Agreement dated September 30, 2015 (collectively, the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, we, through GUI, purchased 480 shares of Phnom Penh Golden Corridor Trading Co. Limited (the “GC Shares”), from 9 private Golden Corridor Shareholders, representing 48% of the issued and outstanding shares of common stock of Golden Corridor. As consideration, we agreed to issue to the Golden Corridor Shareholders 2,500,000,000 shares of our common stock, at a value of US $0.002 per share, for an aggregate value of US $5,000,000. We consummated the acquisition of the GC Shares on December 31, 2015.

Golden Corridor owns three parcels of land located at National Road 44, Phum Phkung, Chbarmorn Commune, Chbarmorn District, Kampong Speu Province, Kingdom of Cambodia, measuring an aggregate of 172,510 square meters (collectively, the “Properties”). Pursuant to an independent valuation conducted by a third party appraisal firm licensed under the Ministry of Economy and Finance of Cambodia and the Securities and Exchange Commission of Cambodia, the Properties have an estimated value of US $10,350,600 as of April 8, 2014. Golden Corridor intends to develop the Properties into an industrial park for rental income within the next two or three years. Golden Corridor is currently a development stage company and has not yet commenced any significant operations.

As a result of our acquisition of the GC Shares, we elected to cease our metal bullion trading business and enter into the real estate development and rental business located in the Kingdom of Cambodia.

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A chart of our corporate structure is set forth below.

Description of Business OF GOLDEN CORRIDOR

On August 14th, 2013, PHNOM PENH GOLDEN CORRIDOR TRADING CO., LTD. (“Golden Corridor”) was officially registered as a private limited liability company and obtained the company business license from the Ministry of Commerce of the Kingdom of Cambodia. Golden Corridor intends to engage in the business of purchasing, selling and leasing of land and houses, as well as making investments in industrial properties.

On September 2, 2013, Golden Corridor paid and purchased 3 parcels of land totaling 172,510 square meters located at National Road 44, Phum Phkung, Chbarmorn Commune, Chbarmorn District, Kampong Speu Province, Kingdom of Cambodia (the “Properties”) at a purchase price of 2,560,950,000 Riel. On April 8th, 2014, Vtrust Appraisal Co., Ltd., a valuation company having valuation license from Ministry of Economy and Finance and Securities and Exchange Commission of Cambodia (SECC), appraised that the Properties at a fair market value of approximately US$10,356,000. According to the valuation report, the Properties are classified under Community Development type of property.

Golden Corridor plans to develop the Properties into an industrial park. It expects to construct, market, sell and or lease light industrial factories, shop lots and low and medium cost residential houses on the Properties. Golden Corridor estimates that it will require approximately US$200,000 to engage the necessary technical experts (including a property development consultant, architect, and civil and electrical engineers) to draw up a comprehensive property development plan. It hopes to raise such funds through loans from its executive officers, directors or shareholders or financial institutions. In the event that Golden Corridor fails to raise the funds required within the next 12 months, it may apply to the land authority in Phnom Penh to subdivide the Properties into smaller parcels and sell such parcels to small and medium sized enterprises and individuals to build their factories, shops and low and medium cost houses in accordance to the current laws in the Kingdom of Cambodia. Golden Corridor hopes to complete such development within the next two or three years, subject to the final approval from the local government.

There can be no assurance that Golden Corridor or the Company will ever obtain such funds required to commence property development. Accordingly, our prospects must be considered in light of the risks, expenses, and difficulties frequently encountered in establishing a new property development business, and therefore, our investment in Golden Corridor is a highly speculative venture involving significant financial risk.

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Market Information

According to an April 2014 report by CB Richard Ellis (Cambodia) Co. Ltd., an affiliate of CBRE Group, Inc., the industrial market in Cambodia remained stable with continued foreign direct investment in manufacturing. It was reported that the inflation rate of Cambodia was 2.9% for the year 2014 which was relatively low as compared to other countries in the Southeast Asian region. It also reported the following trends: the minimum wages for manufacturing sector are comparatively low; Cambodia’s industrial output grew by 9.5% over the course 2013, the 17th highest industrial growth rate globally and above wider Cambodian GPD of 7.3%; the minimum wage for manufacturing industry workers that were introduced in 2014 appeared not to have significantly diminished demand for industrial space in the short-term; and the rents in industrial zones were generally stable as a continuation of trends seen in 2013, with a rental rate of US$2.50 per square meter per month for prime locations in industrial zones and US$2.0 per square meter per month in lower quality industrial zones, where units are of a lesser standard. It is believed that there remains a distinct lack in the supply of light industrial buildings as occupancy levels in existing industrial zones remain high.

Near-Term Requirements For Additional Capital

For the immediate future, we intend to finance our real estate development efforts and any future real estate acquisitions through sales of our securities to existing shareholders and loans from existing shareholders or financial institutions.

We intend to focus on our near-term goal of developing our Properties and any other properties slated for acquisition through prudent use of available resources and our long-term goal of maximizing the value of our development projects. We believe that Kampong Speu, Cambodia is a desirable market and we intend to continue exploring acquisitions in the region. We believe that our developments will have inherent value given their unique nature and location and that this value should be sustainable in the future.

Golden Corridor is subject to all of the risks inherent in a property development company, including the fall in value of the Properties. It has never generated revenues. We expect Golden Corridor to incur relatively small operating losses over the next twelve months until we begin property development activities. There can be no assurance that that we will ever be successful in our new real estate development business.

Competition

The real estate development business is highly competitive and fragmented. We compete against numerous public and private developers of varying sizes, ranging from local to national in scope. As a result, we may be competing for investment opportunities, financing, and potential buyers with entities that may possess greater financial, marketing, or other resources than we have. Competition for potential buyers has been intensified by an increase in the number of available properties resulting from the recent boom in the real estate market. Our prospective customers generally have a variety of choices of new and existing homes, commercial buildings, home and commercial sites when considering a purchase. We attempt to differentiate our properties primarily on the basis of community design, location, price, quality, uniqueness, and amenities.

The real estate investment industry is highly fragmented among individuals, partnerships and public and private entities, with no dominant single entity or person. Although we may compete against large sophisticated owners and operators, owners and operators of any size can provide effective competition for prospective tenants. We compete for tenants primarily on the basis of property location, rent charged, and the design and condition of improvements.

Intellectual Property

We expect to rely on, trade secrets, copyrights, know-how, trademarks, license agreements and contractual provisions to establish our intellectual property rights and protect our brand and services. These legal means, however, afford only limited protection and may not adequately protect our rights. Litigation may be necessary in the future to enforce our intellectual property rights, protect our trade secrets or determine the validity and scope of the proprietary rights of others. Litigation could result in substantial costs and diversion of resources and management attention.

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In addition, the laws of Cambodia may not protect our brand and services and intellectual property to the same extent as U.S. laws, if at all. We may be unable to fully protect our intellectual property rights in these countries.

We intend to seek the widest possible protection for significant product and process developments in our major markets through a combination of trade secrets, trademarks, copyrights and patents, if applicable. We anticipate that the form of protection will vary depending upon the level of protection afforded by the particular jurisdiction. We expect that our revenue will be derived principally from our operations in Cambodia where intellectual property protection may be limited and difficult to enforce. In such instances, we may seek protection of our intellectual property through measures taken to increase the confidentiality of our findings.

We intend to register trademarks as a means of protecting the brand names of our companies and products. We intend protect our trademarks against infringement and also seek to register design protection where appropriate.

We rely on trade secrets and unpatentable know-how that we seek to protect, in part, by confidentiality agreements. We expect that, where applicable, we will require our employees to execute confidentiality agreements upon the commencement of employment with us. We expect these agreements to provide that all confidential information developed or made known to the individual during the course of the individual’s relationship with us is to be kept confidential and not disclosed to third parties except in specific limited circumstances. The agreements will also provide that all inventions conceived by the individual while rendering services to us shall be assigned to us as the exclusive property of our company. There can be no assurance, however, that all persons who we desire to sign such agreements will sign, or if they do, that these agreements will not be breached, that we would have adequate remedies for any breach, or that our trade secrets or unpatentable know-how will not otherwise become known or be independently developed by competitors.

Government Regulation and Environmental Matters

Our real estate investments are subject to extensive local, city, county and state rules and regulations regarding permitting, zoning, subdivision, utilities and water quality as well as federal rules and regulations relating to the environment and wildlife such as air and water quality and protection of endangered species and their habitats. Such regulation may delay development of our properties and result in higher than anticipated developmental and administrative costs. Based on an analysis of our operations in relation to current and presently anticipated environmental requirements, we currently do not anticipate that these costs will have a material adverse effect on our future operations or financial condition.

According to a July 2014 report by CB Richard Ellis (Cambodia) Co. Ltd., land titles in Cambodia are represented in two forms: soft and hard title. Soft title refers to a title where a property is registered at the local municipal level but which cannot be used as collateral for bank loans while hard title refers to a title issued at the national government level which can be used a collateral for bank loans. Hard title is the most secure form of ownership. However, the majority of transactions still occur for land with soft title to avoid high transaction costs which include property registration taxes and ownership transfer fees. Private freehold ownership is permissible for all types of land but the full ownership is restricted to Cambodian citizens or companies with the majority of shares being owned by Cambodian citizens. Foreign investors may acquire freehold land only through a land holding company, 51% of which is controlled by a Cambodian citizen or company. Foreign investors can also use land in Cambodia under a long-term lease. The maximum lease term is restricted to 50 years determined by the civil code established in December 2011. The lease structure system allows foreign investors to lease property if the property is properly registered with a land title certificate. Property tax is levied on all property worth over 100 million Riel in Cambodia. This report also described the government’s taxes on the sale, transfer and ownership of land and properties in Cambodia. According to the report, tax is payable annually by the owner of the property at a rate of 0.1% of the government assessed value; Unused Land Tax is payable for all unused land, calculated at a rate of 2% of the market value of the land per square meter as determined by the Unused Land Valuation Commission of the Ministry of Economy and Finance, on an annually basis; and Property Transfer Tax is levied on a sale of land with Hard Title, at 4% of the assessed property value determined by the tax department, by the purchaser.

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Seasonality

Our real estate business is not subject to seasonality.

Insurance

Neither we nor Golden Corridor currently maintain property, business interruption and casualty insurance. Golden Corridor intends to obtain such insurance in accordance with customary industry practices.

Employees

We currently do not have any full time or part time employees. Our Chief Executive Officer, Chief Financial Officer, and Secretary, Vincent Kim, is expected to carry out all administrative functions. Once Golden Corridor begins development activities, we expect Golden Corridor to hire additional officers and employees for such operations.

We do not have any union employees.

Corporation Information

Our principal executive offices are located at 18th Floor, Canadia Tower #315, Monivong Boulevard, Corner Ang Duong Street, 12202 Phnom Penh, Cambodia, Tel: 855 23 962 300.

We have engaged Nevada Agency and Transfer Company located at 50 West Liberty Street, Reno, Nevada 89501, telephone number (775) 322-0626, facsimile (775) 322-5623, to serve as our stock transfer agent.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully the following information about these risks, together with the other information contained in this prospectus before making an investment decision. Our business, prospects, financial condition, and results of operations may be materially and adversely affected as a result of any of the following risks. The value of our securities could decline as a result of any of these risks. You could lose all or part of your investment in our securities. Some of the statements in “Risk Factors” are forward looking statements.

Risks Relating to our Business

Our ability to generate revenue to support our operations is uncertain, we have a limited operating history that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company.

We are in the early stages of our business and have a limited history of generating revenues. We have a limited operating history upon which you can evaluate our potential for future success, and we are subject to the additional risks affecting early-stage businesses. Rather than relying on historical information, financial or otherwise, to evaluate our Company, you should evaluate our Company in light of your assessment of the growth potential of our business and the expenses, delays, uncertainties, and complications typically encountered by early-stage businesses, many of which will be beyond our control. Early-stage businesses in rapidly evolving markets commonly face risks, such as the following:

•	uncertain revenue generation;
•	operational difficulties;
•	lack of sufficient capital;
•	competition from more advanced enterprises; and
•	unanticipated problems, delays, and expenses relating to the development and implementation of business plans.

We are not currently profitable and may not ever become profitable.

We have not yet generated any revenues from operations. We incurred a net loss of approximately $52,000 and $99,000 for the years ended December 31, 2014 and 2013, respectively. We expect to incur substantial losses for the foreseeable future in connection with our proposed acquisitions and may never become profitable. We may experience negative cash flow for the foreseeable future if we are not able to fund the expansion of our business plan through operations or additional financing. We may not be able to generate these revenues or achieve or maintain profitability in the future. Our failure to achieve or maintain profitability could negatively impact the value of our business. We are a development stage company with limited operating history and we face a high risk of business failure which could result in the loss of your investment.

Our limited operating history may make it difficult for us to accurately forecast our operating results and control our business expense which means we face a high risk of business failure which could result in the loss of your investment.

Our planned expense levels are, and will continue to be, based in part on our expectations, which are difficult to forecast accurately based on our stage of development and factors outside of our control. We may be unable to adjust spending in a timely manner to compensate for any unexpected developments. Further, business development expenses may increase significantly as we expand operations or make acquisitions. To the extent that any unexpected expenses precede, or are not rapidly followed by, a corresponding increase in revenue, our business, operating results, and financial condition may be materially and adversely affected which could result in the loss of your investment.

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We may grow our business through acquisitions in the near future, which may result in operating difficulties, dilution, and other harmful consequences.

We expect to achieve our business plan through organic growth but may consider acquisitions and investments. We periodically evaluate an array of potential strategic transactions and may make one or more acquisitions in the near future. The process of integrating an acquired company, business, or technology may create unforeseen operating difficulties and expenditures. The areas where we face risks include:

•	Implementation or remediation of controls, procedures, and policies at the acquired company;
•	Diversion of management time and focus from operating our business to acquisition integration challenges;
•	Cultural challenges associated with integrating employees from the acquired company into our organization;
•	Retention of employees from the businesses we acquire;
•	Integration of the acquired company’s accounting, management information, human resource, and other administrative systems;
•	Liability for activities of the acquired company before the acquisition, including patent and trademark infringement claims, violations of laws, commercial disputes, tax liabilities, and other known and unknown liabilities;
•	Litigation or other claims in connection with the acquired company, including claims from terminated employees, customers, former stockholders, or other third parties;
•	In the case of foreign acquisitions, the need to integrate operations across different cultures and languages and to address the particular economic, currency, political, and regulatory risks associated with specific countries; and
•	Failure to successfully further develop the acquired product, service or technology.

Our failure to address these risks or other problems encountered in connection with future acquisitions and investments could cause us to fail to realize the anticipated benefits of such acquisitions or investments, incur unanticipated liabilities, and harm our business generally.

Future acquisitions may also result in dilutive issuances of our equity securities, the incurrence of debt, contingent liabilities, or amortization expenses, or write-offs of goodwill, any of which could harm our financial condition. Also, the anticipated benefit of many of our acquisitions may not materialize.

If we are unable to successfully manage growth, our business and operating results could be adversely affected.

We expect the growth of our business and operations to place significant demands on our management, operational and financial infrastructure. If we do not effectively manage our growth, the quality of our products and services could suffer, which could negatively affect our reputation and operating results. Our expansion and growth in international markets heighten these risks as a result of the particular challenges of supporting a rapidly growing business in an environment of multiple languages, cultures, customs, legal systems, alternative dispute systems, regulatory systems, and commercial infrastructures. To effectively manage this growth, we will need to develop and improve our operational, financial and management controls, and our reporting systems and procedures. These systems enhancements and improvements may require significant capital expenditures and management resources. Failure to implement these improvements could hurt our ability to manage our growth and our financial position.

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We may need to raise additional financing to support our operations and future acquisitions, but we cannot be sure that we will be able to obtain additional financing on terms favorable to us when needed. If we are unable to obtain additional financing to meet our needs, our operations may be adversely affected or terminated.

We have limited financial resources. There can be no assurance that we will be able to obtain financing to fund our operations in light of factors beyond our control such as the market demand for our securities, the state of financial markets, generally, and other relevant factors. Any sale of our Common Stock in the future may result in dilution to existing stockholders. Furthermore, there is no assurance that we will not incur debt in the future, that we will have sufficient funds to repay any future indebtedness or that we will not default on our future debts, which would thereby jeopardize our business viability. We may not be able to borrow or raise additional capital in the future to meet our needs, which might result in the loss of some or all of your investment in our Common Stock. Even if we do raise sufficient capital and generate revenues to support our operating expenses, there can be no assurance that the revenue will be sufficient to enable us to develop our business to a level where it will generate profits and cash flows from operations, or provide a return on investment. In addition, if we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders could be significantly diluted, the newly-issued securities may have rights, preferences or privileges senior to those of existing stockholders and the trading price of our Common Stock could be adversely affected. Further, if we obtain additional debt financing, a substantial portion of our operating cash flow may be dedicated to the payment of principal and interest on such indebtedness, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to continue as a going concern, you may lose your entire investment.

We currently have no insurance coverage and could face significant liabilities in connection with our intended products and services and business operations to be offered in Cambodia, which if incurred beyond any insurance limits, would adversely affect our business and financial condition.

We are subject to a variety of potential liabilities connected to the intended real estate business in Cambodia. As a business providing real estate properties and related services, Golden Corridor may become liable for any penalties or fees caused by erroneous or untimely advice or any unexpected results. Any such claim of liability, whether meritorious or not, could be time-consuming and/or result in costly litigation. Neither we nor Golden Corridor currently carry any insurance, and although Golden Corridor intends to obtain insurance against these risks, no assurance can be given that such insurance will be adequate to cover related liabilities or will be available in the future or, if available, that premiums will be commercially justifiable. If we were to incur any substantial liability and related damages were not covered by our insurance or exceeded policy limits, or if we were to incur such liability at a time when we are not able to obtain liability insurance, our business, financial conditions, and results of operations could be materially adversely affected and may result in the loss of part or all of your investment in the Company.

Other factors can have a material adverse effect on our future profitability and financial condition.

Many other factors can affect our profitability and financial condition, including:

•	changes in, or interpretations of, laws and regulations including changes in accounting standards and taxation requirements;
•	changes in the rate of inflation, interest rates and the performance of investments held by us;
•	changes in the creditworthiness of counterparties that transact business with;
•	changes in business, economic, and political conditions, including: war, political instability, terrorist attacks, the threat of future terrorist activity and related military action; natural disasters; the cost and availability of insurance due to any of the foregoing events; labor disputes, strikes, slow-downs, or other forms of labor or union activity; and, pressure from third-party interest groups;
•	changes in our business and investments and changes in the relative and absolute contribution of each to earnings and cash flow resulting from evolving business strategies, changing product mix, changes in tax rates and opportunities existing now or in the future;
•	difficulties related to our information technology systems, any of which could adversely affect business operations, including any significant breakdown, invasion, destruction, or interruption of these systems;
•	changes in credit markets impacting our ability to obtain financing for our business operations; or
•	legal difficulties, any of which could preclude or delay commercialization of products or technology or adversely affect profitability, including claims asserting statutory or regulatory violations, adverse litigation decisions, and issues regarding compliance with any governmental consent decree.

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Adverse developments in the global economy restricting the credit markets may materially and negatively impact our business.

The recent downturn in the world’s major economies and the constraints in the credit markets have heightened or could continue to heighten a number of material risks to our business, cash flows and financial condition, as well as our future prospects. Continued issues involving liquidity and capital adequacy affecting lenders could affect our ability to access credit facilities or obtain debt financing and could affect the ability of lenders to meet their funding requirements when we need to borrow. Further, in the uncertain event that a public market for our stock develops and is maintained, the volatility in the equity markets may make it difficult in the future for us to access the equity markets for additional capital at attractive prices, if at all. If we are unable to obtain credit or access capital markets, our business could be negatively impacted.

Risks Related to our International Operations

We are subject to risks associated with doing business globally including compliance with domestic and foreign laws and regulations, economic downturns, political instability and other risks that could adversely affect our operating results.

We conduct our businesses globally and have assets located in Cambodia, where we have acquired commercial real estate. We are required to comply with numerous and broad reaching laws and regulations administered by United States federal, state and local, and foreign governmental authorities. We must also comply with other general business regulations such as those directed toward accounting and income taxes, anti-corruption, anti-bribery, global trade, handling of regulated substances, and other commercial activities, conducted by our employees and third party representatives globally. Any failure to comply with applicable laws and regulations could subject us to administrative penalties and injunctive relief, and civil remedies including fines, injunctions, and recalls of our products. In addition, changes to regulations or implementation of additional regulations may require us to modify existing processing facilities and/or processes, which could significantly increase operating costs and negatively impact operating results.

We operate in both developed and emerging markets which are subject to impacts of economic downturns, including decreased demand for our products, reduced availability of credit, or declining credit quality of our suppliers, customers, and other counterparties. We anticipate that emerging market areas could be subject to more volatile economic, political and market conditions. Economic downturns and volatile conditions may have a negative impact on our operating results and ability to execute its business strategies.

Our operating results may be affected by changes in trade, monetary, fiscal and environmental policies, laws and regulations, and other activities of governments, agencies, and similar organizations. These conditions include but are not limited to changes in a country’s or region’s economic or political conditions, trade regulations affecting production, pricing and marketing of products, local labor conditions and regulations, reduced protection of intellectual property rights, changes in the regulatory or legal environment, restrictions on currency exchange activities, currency exchange fluctuations, burdensome taxes and tariffs, enforceability of legal agreements and judgments, other trade barriers, and regulation or taxation of greenhouse gases. International risks and uncertainties, including changing social and economic conditions as well as terrorism, political hostilities, and war, may limit our ability to transact business in these markets and may adversely affect our revenues and operating results.

We may be exposed to liabilities under the Foreign Corrupt Practices Act, and any determination that we violated the Foreign Corrupt Practices Act could have a material adverse effect on our business.

We are subject to the Foreign Corrupt Practice Act, or FCPA, and other laws that prohibit improper payments or offers of payments to foreign governments and their officials and political parties by U.S. persons and issuers as defined by the statute for the purpose of obtaining or retaining business. We will have operations, agreements with third parties and make sales in Asia, which may experience corruption. Our proposed activities in Asia create the risk of unauthorized payments or offers of payments by one of the employees, consultants, or sales agents of our Company, because these parties are not always subject to our control. It will be our policy to implement safeguards to discourage these practices by our employees. Also, our existing safeguards and any future improvements may prove to be less than effective, and the employees, consultants, or sales agents of our Company may engage in conduct for which we might be held responsible. Violations of the FCPA may result in severe criminal or civil sanctions, and we may be subject to other liabilities, which could negatively affect our business, operating results and financial condition. In addition, the government may seek to hold our Company liable for successor liability FCPA violations committed by companies in which we invest or that we acquire.

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We expect our revenues to be paid in non-U.S. currencies, and if currency exchange rates become unfavorable, we may lose some of the economic value of the revenues in U.S. dollar terms.

Our operations are conducted in Cambodia and our operating currency is the Cambodian Riel. Since we conduct business in currencies other than U.S. dollars but report our financial results in U.S. dollars, we face exposure to fluctuations in currency exchange rates. For instance, if currency exchange rates were to change unfavorably, the U.S. dollar equivalent of our operating income recorded in foreign currencies would be diminished.

We currently do not, but may in the future, implement hedging strategies, such as forward contracts, options, and foreign exchange swaps to mitigate this risk. There is no assurance that our efforts will successfully reduce or offset our exposure to foreign exchange fluctuations. Additionally, hedging programs expose us to risks that could adversely affect our financial results, including the following:

•	We have limited experience in implementing or operating hedging programs. Hedging programs are inherently risky and we could lose money as a result of poor trades;
•	We may be unable to hedge currency risk for some transactions or match the accounting for the hedge with the exposure because of a high level of uncertainty or the inability to reasonably estimate our foreign exchange exposures;
•	We may be unable to acquire foreign exchange hedging instruments in some of the geographic areas where we do business, or, where these derivatives are available, we may not be able to acquire enough of them to fully offset our exposure;
•	We may determine that the cost of acquiring a foreign exchange hedging instrument outweighs the benefit we expect to derive from the derivative, in which case we would not purchase the derivative and would be exposed to unfavorable changes in currency exchange rates;
•	To the extent we recognize a gain on a hedge transaction in one of our subsidiaries that is subject to a high statutory tax rate, and a loss on the related hedged transaction that is subject to a lower rate, our effective tax rate would be higher; and
•	Significant fluctuations in foreign exchange rates could greatly increase our hedging costs.

We anticipate increased exposure to exchange rate fluctuations as we expand the breadth and depth of our international sales.

In our financial statements, we translate our local currency financial results into U.S. dollars based on average exchange rates prevailing during a reporting period or the exchange rate at the end of that period. To the extent the U.S. dollar strengthens against foreign currencies, the translation of these foreign currency denominated transactions could result in reduced revenue, operating expenses and net income for our international operations. Similarly, to the extent the U.S. dollar weakens against foreign currencies, the translation of these foreign currency denominated transactions could result in increased revenue, operating expenses and net income for our international operations.

We are susceptible to economic conditions in Cambodia where a significant portion of our principal business, assets, suppliers, merchants and customers are located.

Our business and assets are primarily located in Cambodia and we expect a significant portion of our customers to also be located in Cambodia. Our results of operations, financial state of affairs and future growth are, to a significant degree, subject to Cambodia’s economic, political and legal development and related uncertainties. Our operations and results could be materially affected by a number of factors, including, but not limited to:

•	Changes in policies by the Cambodian government resulting in changes in laws or regulations or the interpretation of laws or regulations; changes in taxation,
•	changes in employment restrictions;
•	import duties, and
•	currency revaluation.

11

Because our holding company structure creates restrictions on the payment of dividends, our ability to pay dividends is limited.

We are a holding company whose primary assets are our ownership of the equity interests in our subsidiaries. We conduct no other business and, as a result, we depend entirely upon our subsidiaries’ earnings and cash flow. If we decide in the future to pay dividends, as a holding company, our ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries. Our subsidiaries and projects may be restricted in their ability to pay dividends, make distributions or otherwise transfer funds to us prior to the satisfaction of other obligations, including the payment of operating expenses or debt service, restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions. If future dividends are paid in the Cambodian Riel, fluctuations in the exchange rate for the conversion of any of these currencies into U.S. dollars may adversely affect the amount received by U.S. stockholders upon conversion of the dividend payment into U.S. dollars. We do not presently have any intention to declare or pay dividends in the future. You should not purchase shares of our common stock in anticipation of receiving dividends in future periods.

It may be difficult for stockholders to enforce any judgment obtained in the United States against us, which may limit the remedies otherwise available to our stockholders.

Substantially all of our assets are located in Cambodia. Moreover, our current director and officer is a national of Singapore. All or a substantial portion of the assets of this person are located outside the United States. As a result, it may be difficult for our stockholders to effect service of process within the United States upon this person. In addition, there is uncertainty as to whether the courts of Cambodia would recognize or enforce judgments of U.S. courts obtained against us or such officers and/or directors predicated upon the civil liability provisions of the securities law of the United States or any state thereof, or be competent to hear original actions brought in Cambodia against us or such persons predicated upon the securities laws of the United States or any state thereof.

Risks Related to Our Real Estate Business

We may not be able to acquire properties or develop them successfully.

The success of our real estate business will depend in large part upon our ability to successfully develop the Properties, acquire additional properties on satisfactory terms and to develop them successfully. If we are unable to do so, our results of operations could be adversely affected. The acquisition, ownership and development of real estate is subject to many risks that may adversely affect our results of operations, including risks that:

•	we may underestimate the cost of development required to bring the Properties or any other acquired properties up to standards established for the market position intended for that property;
•	an adverse change in market conditions during the interval between acquisition and sale or lease of a property may result in a lower than originally anticipated profit;
•	we may not be able to acquire a desired property because of competition from other real estate developers or investors who may have greater capital or better access to cash than us;
•	we may not be able to obtain or renew financing on acceptable terms, or at all;
•	acquired properties may be located in new markets where we may face risks associated with a lack of market knowledge or understanding of the local economy, a lack of business relationships in the area or unfamiliarity with local governmental and permitting procedures; or
•	we may be unable to quickly and efficiently integrate new acquisitions, particularly acquisitions of portfolios of properties, into our existing operations.

We are vulnerable to concentration risks because our operations are almost exclusive to the Cambodian markets located in the Kampong Speu Province.

We currently own three parcels of land all located in the Kampong Speu province of Cambodia. As such, all of our real estate activities will almost be entirely located in such province in the near future. Because of our geographic concentration and limited number of projects, our operations are more vulnerable to local economic downturns and adverse project-specific risks than those of larger, more diversified companies. The performance of the local economy will greatly affect our sales and consequently the underlying values of our properties. Our geographic concentration may create increased vulnerability during regional economic downturns, which can significantly affect our financial condition and results of operations.

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Our results of operations, cash flows and financial condition will be greatly affected by the performance of the real estate industry.

The Cambodian real estate industry is highly cyclical and is affected by changes in global, national and local economic conditions and events, such as general employment and income levels, availability of financing, interest rates, consumer confidence and overbuilding or decrease in demand for residential and commercial real estate. Our real estate activities are subject to numerous factors beyond our control, including local real estate market conditions (both where our properties are located and in areas where our potential customers reside), substantial existing and potential competition, general national, regional and local economic conditions, fluctuations in interest rates and mortgage availability, changes in demographic conditions and changes in government regulations or requirements. The occurrence of any of the foregoing could result in a reduction or cancellation of sales and/or lower gross margins for sales as well as a decline in funds invested in existing commercial real estate and related assets and properties planned for development. Lower than expected sales as a result of these occurrences could have a material adverse effect on the level of our profits and the timing and amounts of our cash flows.

Real estate investments often cannot easily be converted into cash and market values may be adversely affected by these economic circumstances, market fundamentals, competition and demographic conditions. Because of the effect these factors have on real estate values, it is difficult to predict the level of future sales or sales prices that will be realized for individual assets.

Declines in the market value of our land and developments may adversely affect our financial condition and results of operations.

The market value of our land and our future developments depend on market conditions. If real estate demand decreases below what we anticipated when we acquired our properties, we may not be able to recover our investment in such property through sales or leasing, and our profitability may be adversely affected. If there is another economic downturn, we may have write-downs to the carrying values of our properties and/or be required to sell properties at a loss.

Mortgage financing issues, including lack of supply of mortgage loans and tightened lending requirements, and adverse changes in the economy may reduce demand for our properties.

We expect that a significant percentage of our real estate revenues will be derived from customers in the residential homebuilding business, which is particularly dependent upon the availability and cost of mortgage financing, to the extent they finance their purchases, and for buyers of the potential customers’ existing residences. A weakness in the mortgage lending industry may adversely affect potential purchasers of our properties thus negatively affecting demand for our properties. These customers are also sensitive to changes in economic conditions and factors such as the level of employment, consumer confidence and consumer income. Adverse changes in these conditions may decrease demand for homes generally, thus adversely affecting the pricing of homes and in turn the price of land sold to developers. Such developments could adversely affect our results of operations and financial condition.

Unfavorable changes in market and economic conditions may negatively impact occupancy or rental rates of our future commercial properties, which may negatively affect our financial condition and results of operations.

A decline in the real estate market and economic conditions could significantly affect rental rates for the commercial properties that we have agreed to acquire. Occupancy and rental rates in our market, in turn, may significantly affect our profitability and our ability to satisfy our financial obligations. The risks that could affect conditions in our market include the following:

•	a deterioration in economic conditions;
•	local conditions, such as oversupply of industrial space, a decline in the demand for office space or increased competition from other available industrial buildings;
•	the inability or unwillingness of tenants to pay their current rent or rent increases; and
•	declines in market rental rates.

We cannot predict with certainty whether any of these conditions will occur or whether, and to what extent, they will have an adverse effect on our operations.

Our operations are subject to an intensive regulatory approval process that could cause delays and increase the costs of our development efforts or preclude such developments entirely.

Before we can develop a property, we must obtain a variety of approvals from local and state governments with respect to such matters as zoning, and other land use issues, subdivision, site planning and environmental issues under applicable regulations. Some of these approvals are discretionary. As such, our ability to develop these properties and realize future income from our properties could be delayed, reduced, prevented or made more expensive.

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Our operations are subject to governmental environmental regulation, which can change at any time or may increase our costs.

Real estate development is subject to state and federal regulations and to possible interruption or termination because of environmental considerations, including, without limitation, air and water quality and protection of endangered species and their habitats. Emphasis on environmental matters will result in additional costs in the future. New environmental regulations or changes in existing regulations or their enforcement may be enacted and such new regulations or changes may require significant expenditures by us. We believe that a trend toward stricter standards in environmental legislation and regulations is likely to continue and may have an additional impact on our operating costs.

Various laws and regulations impose liability on real property owners and operators for the costs of investigating, cleaning up and removing contamination caused by hazardous or toxic substances at a property. In our role as a property owner or developer, we could be held liable for such costs. This liability may be imposed without regard to the legality of the original actions and without regard to whether we knew of, or was responsible for, the presence of the hazardous or toxic substances. If we fail to disclose environmental issues, we could also be liable to a buyer or lessee of the property. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and costs incurred by the government in connection with the contamination. If we incur any such liability that is material, our results of operations would be adversely affected.

The real estate business is very competitive and many of our competitors are larger and financially stronger than we are and more experienced in operating in multiple markets.

The real estate business is highly competitive. We compete with a large number of companies and individuals that have significantly greater financial, sales, marketing and other resources than we have. Our competitors include local developers who are committed primarily to particular markets, national developers who acquire properties throughout Cambodia, insurance companies, pension and investment funds, partnerships, real estate or housing developers, investment companies, real estate investment trusts and owner/occupants.

Since our real estate acquisition and development activities will be primarily limited to the Kampong Speu Province of Cambodia, we do not have extensive experience in acquiring real estate in other markets or engaging in development activities in multiple markets simultaneously. Our competitors may have substantially greater experience than we have in identifying, acquiring and developing real estate opportunities in other markets and in managing real estate developments in multiple markets. These entities may also have greater financial resources and may be able to pay more than we can or accept more risk than we are willing to accept to acquire real estate. They also may be less sensitive to risks with respect to the costs or the geographic concentration of their investments.

A downturn in the real estate industry may significantly increase competition among developers. Increased competition may cause us to increase our selling incentives and/or reduce our prices. An oversupply of real estate properties available for sale or lease, as well as the potential significant discounting of prices by some of our competitors, may adversely affect the results of our operations.

Land investments are generally illiquid, and we may not be able to sell our properties when it is economically or otherwise important to do so.

Land investments generally cannot be sold quickly, and our ability to sell properties may to be affected by market conditions. We may not be able to diversify or vary our portfolio promptly in accordance with our strategies or in response to economic or other conditions. Our ability to assume and pay down future debt, reduce interest costs and acquire properties is dependent upon our ability to sell our properties at the prices and within the deadlines we establish for each property.

Risks Related to our Common Stock

We can provide no assurances as to our future financial performance or the investment result of a purchase of our Common Stock.

Any projected results of operations involve significant risks and uncertainty and should be considered speculative, and depend on various assumptions which may not be correct. The future performance of our Company and the return on our common stock depends on a complex series of events that are beyond our control and that may or may not occur. Actual results for any period may or may not approximate any assumptions that are made and may differ significantly from such assumptions. We can provide no assurance or prediction as to our future profitability or to the ultimate success of an investment in our Common Stock.

14

Because there is no established public trading market for our common stock, you may experience difficulties in reselling your stock.

We cannot assure you that there will be an established market in the future for our common stock. The trading of securities on OTC Pink is often sporadic and investors may have difficulty buying and selling our shares or obtaining market quotations for them, which may have a negative effect on the market price of our common stock. You may not be able to sell your shares at their purchase price or at any price at all. Accordingly, you may have difficulty reselling any shares you purchase from the selling security holders.

The market price of our common stock may be volatile, and our stock price may fall below your purchase price at the time you desire to sell your shares of our common stock, resulting in a loss on your investment.

The market price of our common stock may fluctuate substantially due to a variety of factors, many of which are beyond our control, including, without limitation:

•	actual or anticipated variations in our quarterly and annual operating results, financial condition or asset quality;
•	changes in general economic or business conditions, both domestically and internationally;
•	the effects of, and changes in, trade, monetary and fiscal policies, including the interest rate policies of the Federal Reserve, or in laws and regulations affecting us;
•	the number of securities analysts covering us;
•	publication of research reports about us, our competitors, or the financial services industry generally, or changes in, or failure to meet, securities analysts’ estimates of our financial and operating performance, or lack of research reports by industry analysts or ceasing of coverage;
•	changes in market valuations or earnings of companies that investors deemed comparable to us;
•	the average daily trading volume of our common stock;
•	future issuances of our common stock or other securities;
•	additions or departures of key personnel;
•	perceptions in the marketplace regarding our competitors and/or us;
•	significant acquisitions or business combinations, strategic partnerships, joint ventures or capital commitments by or involving our competitors or us; and
•	other news, announcements or disclosures (whether by us or others) related to us, our competitors, our core market or the financial services industry.

The stock market and, in particular, the market for financial institution stocks have experienced significant fluctuations in recent years. In many cases, these changes have been unrelated to the operating performance and prospects of particular companies. In addition, significant fluctuations in the trading volume in our common stock may cause significant price variations to occur. Increased market volatility may materially and adversely affect the market price of our common stock, which may make it difficult for you to resell your shares at the volume, prices and times desired.

Future issuances of our common stock could dilute current stockholders or adversely affect the market.

Our business plan contemplates expanding our operations through acquisitions which may involve significant issuances of our common stock. Future issuances of our common stock may be at values substantially below the price paid by the current holders of our common stock. In addition, common stock could be issued to fend off unwanted tender offers or hostile takeovers without further stockholder approval. Sales of substantial amounts of our common stock, or even just the prospect of such sales, could depress the prevailing price of our common stock and our ability to raise equity capital in the future. Additionally, large share issuances would generally have a negative impact on our share price. It is possible that, due to additional share issuance, you could lose a substantial amount, or all, of your investment. In addition, if a trading market develops for our common stock, we may attempt to raise capital by selling shares of our common stock, possibly at a discount to market. These actions will result in dilution of the ownership interests of existing shareholders, further dilute common stock book value, and that dilution may be material.

15

We will be subject to the “penny stock” rules which will adversely affect the liquidity of our common stock.

In the event that our shares are traded, and our stock trades below $5.00 per share, our stock would be known as a “penny stock”, which is subject to various regulations involving disclosures to be given to you prior to the purchase of any penny stock. The U.S. SEC has adopted regulations which generally define a “penny stock” to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Depending on market fluctuations, our common stock could be considered to be a “penny stock”. A penny stock is subject to rules that impose additional sales practice requirements on broker/dealers who sell these securities to persons other than established members and accredited investors. For transactions covered by these rules, the broker/dealer must make a special suitability determination for the purchase of these securities. In addition, he must receive the purchaser’s written consent to the transaction prior to the purchase. He must also provide certain written disclosures to the purchaser. Consequently, the “penny stock” rules may restrict the ability of broker/dealers to sell our securities, and may negatively affect the ability of holders of shares of our common stock to resell them. These disclosures require you to acknowledge that you understand the risks associated with buying penny stocks and that you can absorb the loss of your entire investment. Penny stocks are low priced securities that do not have a very high trading volume. Consequently, the price of the stock is often volatile and you may not be able to buy or sell the stock when you want to. These rules also limit the ability of broker-dealers to solicit purchases of our Common Stock and therefore reduce the liquidity of the public market for our shares should one develop.

The market for penny stocks has experienced numerous frauds and abuses that could adversely impact investors in our stock.

Company management believes that the market for penny stocks has suffered from patterns of fraud and abuse. Such patterns include:

•	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
•	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;
•	“Boiler room” practices involving high pressure sales tactics and unrealistic price projections by sales persons;
•	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
•	Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

It is not likely that we will pay dividends on the Common Stock or any other class of stock.

We intend to retain any future earnings for the operation and expansion of our business. We do not anticipate paying cash dividends on our Common Stock, or any other class of stock, in the foreseeable future. Stockholders should look solely to appreciation in the market price of our common shares to obtain a return on investment.

Investing in our Company is highly speculative and could result in the entire loss of your investment.

An investment in our shares is highly speculative and involves significant risk. Our shares should not be purchased by any person who cannot afford to lose their entire investment. Our business objectives are also speculative, and it is possible that we would be unable to accomplish them. Our shareholders may be unable to realize a substantial or any return on their purchase of the offered shares and may lose their entire investment. For this reason, each prospective purchaser of the offered shares should read this prospectus and all of its exhibits carefully and consult with their attorney, business and/or investment advisor.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

This discussion summarizes the significant factors affecting the operating results, financial condition, liquidity and cash flows of the Golden Corridor for the nine months ended September 30, 2015, and 2014 and the fiscal years ended December 31, 2013 and 2014. The discussion and analysis that follows should be read together with the section entitled “Forward Looking Statements” and our financial statements and the notes to the financial statements included elsewhere in this annual report on Form 10-K.

Except for historical information, the matters discussed in this section are forward looking statements that involve risks and uncertainties and are based upon judgments concerning various factors that are beyond the Company’s control. Consequently, and because forward-looking statements are inherently subject to risks and uncertainties, the actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in this report.

Overview

We were incorporated under the laws of the State of Delaware on July 6, 2010 under the name “Advanced Ventures Corp.” and are a development stage company. Effective January 6, 2014, we changed our name to “Gold Union Inc.”

In connection with our former business, we entered into an exclusive worldwide patent sale agreement (the “Patent Transfer and Sales Agreement”) with Ilanit Appelfeld (the “Seller”), to acquire a patented technology, U.S. Patent Number: 6,743,209 (the “Patent”), for a catheter with a integral anchoring mechanism on July 27, 2010. We acquired the patent and technology for $17,500 (seventeen thousand five hundred United States Dollars), according to the terms and conditions specified in the Patent Transfer and Sales Agreement related to U.S. Patent Number: 6,743,209.

During the second quarter of 2011 the Company raised gross proceeds of $75,000 pursuant to an effective Form S-1 Registration Statement and issued 37,500,000 post forward stock split shares of common stock that were registered pursuant to the Form S-1 Registration Statement.

During the second fiscal quarter of 2014, we elected to discontinue our business of exploiting the Patent and began to consider other business opportunities that may bring quicker and greater value to our stockholders. We initially considered entering into the business of trading precious metal bullion primarily in the Asia Pacific region. We anticipated such business to be carried on through subsidiaries, which were expected to buy gold and silver bullion from refiners and subsequently sell the bullion to anticipated customers. Therefore, effective January 6, 2014, we changed our name to “Gold Union Inc.” to more adequately reflect our intended business operations.

During the third fiscal quarter of 2014, we identified an opportunity to enter into the real property development business in Cambodia. On August 28, 2014, we executed a Share Exchange Agreement with G.U. International Limited, a limited company incorporated under the laws of the Republic of Seychelles and our wholly owned subsidiary (“GUI”), and Kao Wei-Chen, an individual representing herself and 8 other individuals (collectively, the “Golden Corridor Shareholders”), pursuant to which we, through GUI, purchased 480 shares of Golden Corridor (the “GC Shares”), representing 48% of the issued and outstanding shares of common stock of Golden Corridor. As consideration, we agreed to issue to the Golden Corridor Shareholders 2,500,000,000 shares of our common stock, at a value of US $0.002 per share, for an aggregate value of US $5,000,000. We consummated the acquisition of the GC Shares on December 31, 2015.

Current Real Estate Development Business

As a result of our acquisition of the GC Shares, we entered into the real estate development and rental business located in the Kingdom of Cambodia. Golden Corridor was incorporated and registered as a private limited company in the Kingdom of Cambodia on August 14, 2013. Golden Corridor owns three parcels of land located in the Kingdom of Cambodia, Kampong Speu Province, Chbarmorn District measuring an aggregate of 172,510 square meters (collectively, the “Properties”). Pursuant to an independent valuation conducted by a third party appraisal firm licensed under the Ministry of Economy and Finance of Cambodia and the Securities and Exchange Commission of Cambodia, the Properties have an estimated value of US $10,350,600 as of April 8, 2014.

17

Golden Corridor plans to develop the Properties into an industrial park. It expects to construct, market, sell and or lease light industrial factories, shop lots and low and medium cost residential houses on the Properties. Golden Corridor estimates that it will require approximately US$200,000 to engage the necessary technical experts (including a property development consultant, architect, and civil and electrical engineers) to draw up a comprehensive property development plan. It hopes to raise such funds through loans from its executive officers, directors or shareholders or financial institutions. In the event that Golden Corridor fails to raise the funds required within the next 12 months, it may apply to the land authority in Phnom Penh to subdivide the Properties into smaller parcels and sell such parcels to small and medium sized enterprises and individuals to build their factories, shops and low and medium cost houses in accordance to the current laws in the Kingdom of Cambodia. Golden Corridor hopes to complete such development within the next two or three years, subject to the final approval from the local government.

Golden Corridor is currently a development stage company and has not yet commenced any significant operations.

Financial Condition

During the twelve-month period following the date of this annual report, we anticipate that we will not generate any revenue. Accordingly, we will be required to obtain additional financing in order to pursue our plan of operations during and beyond the next twelve months. We believe that debt financing will not be an alternative for funding as we do not have tangible assets to secure any debt financing. We anticipate that additional funding will be in the form of equity financing from the sale of our common stock or shareholder loans. However, we do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or shareholder loans to establish our new business.

Results of Operations for Phnom Penh Golden Corridor Trading Company Limited (Acquired Company)

Comparison of the nine months ended September 30, 2015 and September 30, 2014

The following table sets forth certain operational data for the nine months ended September 30, 2015, compared to the same period ended September 30, 2014:

	Nine months ended September 30,
	2015	2014

Revenues, net	$–	$–

Operating expenses:
General and administrative expenses	45,796	50,747

Total operating expenses	45,796	50,747

LOSS BEFORE INCOME TAXES	(45,796)	(50,747)

Income tax expense	–	–

NET LOSS	$(45,796)	$(50,747)

	Nine months ended September 30,
	2015	2014

Revenues, net	$–	$–

Operating expenses:
General and administrative expenses	45,796	50,747

Total operating expenses	45,796	50,747

LOSS BEFORE INCOME TAXES	(45,796)	(50,747)

Income tax expense	–	–

NET LOSS	$(45,796)	$(50,747)

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Net Revenue. Golden Corridor has not generated revenues since inception. We have not yet commenced operations and hope to develop the Properties and construct an industrial park for rental income.

Operating Expenses. During the nine month period ended September 30, 2015, we incurred operating expenses of $45,796, consisting solely of general and administrative expenses. During the same period ended September 30, 2014, our operating expenses were $50,747, consisting solely of general and administrative expenses. The higher amount in general and administrative expenses incurred in 2014 was due to higher cost relating to land planning.

Loss Before Income Taxes. We incurred a loss before income taxes of $45,796 and $50,747 for the nine months ended September 30, 2015 and 2014, respectively.

Net Loss. We recorded a net loss of $45,796 and $50,747 for the nine months ended September 30, 2015, and 2014, respectively. The decrease in net loss is primarily due to the decrease in general and administrative expenses.

Comparison of the year ended December 31, 2014 and December 31, 2013

The following table sets forth certain operational data for the year ended December 31, 2014, compared to the period from August 14, 2013 (Inception) through December 31, 2013:

	Year ended December 31, 2014	Period from August 14, 2013 (Inception) through December 31, 2013

Revenues, net	$–	$–

Operating expenses:
General and administrative expenses	60,983	40,873

Total operating expenses	60,983	40,873

LOSS BEFORE INCOME TAXES	(60,983)	(40,873)

Income tax expense	–	–

NET LOSS	$(60,983)	$(40,873)

Net Revenue. We have not generated revenues since inception. We have not generated revenues since inception. We have not yet commenced operations and hope to develop the Properties and construct an industrial park for rental income.

Operating Expenses. During the year ended December 31, 2014, we incurred operating expenses of $60,983, consisting solely of general and administrative expenses. During the same period from August 14, 2013 (inception) through December 31, 2013, our operating expenses was $40,873, consisting solely of general and administrative expenses relating to organizational and initial expenses.

Loss Before Income Taxes. We incurred a loss before income taxes of $60,983 for the year ended December 31, 2014, and $40,873 for the period from August 14, 2013 (inception) through December 31, 2013.

Net Loss. We recorded a net loss of $60,983 for the year ended December 31, 2014, and $40,873 for the period from August 14, 2013 (inception) through December 31, 2013. The decrease in net loss is primarily due to the decrease in general and administrative expenses.

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Liquidity and Capital Resources for Phnom Penh Golden Corridor Trading Company Limited (Acquired Company)

Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation. We are not generating revenue and are dependent upon obtaining financing to continue our business plans. For these reasons our auditors stated in their report on our audited financial statements for the year ended December 31, 2014, that they have substantial doubt we will be able to continue as a going concern.

As of September 30, 2015 and 2014

As of September 30, 2015, we had cash and cash equivalents of $143,870, total assets of $778,598 and total liabilities of $16,250. Total assets consisted primarily of land under development of $630,000, cash and cash equivalents of $143,870.

As of December 31, 2014, we had cash and cash equivalents of $194,324, total assets of $824,394 and total liabilities of $16,250. Total assets consisted primarily of land under development of $630,000 and cash and cash equivalents of $194,324.

Stockholders’ equity decreased from $808,144 as of December 31, 2014, to $762,209 as of September 30, 2015.

Net cash used in operating activities for the nine months ended September 30, 2015, was $50,454, consisting of 45,796 of net losses and $4,500 of amounts due from a shareholder. Net cash used in operating activities for the nine months ended September 30, 2014, was $34,628, consisting primarily of a net loss of $50,747 as offset by an increase in accounts payable and accrued liabilities of $16,250.

No net cash was used in investing activities for the nine months ended September 30, 2015 and 2014.

We did not have any cash provided by financing activities for both the nine months period ended September 30, 2015 and 2014.

As of December 31, 2014, and 2013

As of December 31, 2014, we had cash and cash equivalents of $194,324 and total liabilities of $16,250. As of December 31, 2014, our total assets were $824,394, consisting of land under development of $630,000 and cash and cash equivalents of $194,324. As of December 31, 2013, our total assets were $869,127, consisting of land under development of $630,000 and Cash and cash equivalents of $239,127.

Stockholders’ equity decreased from $869,127 as of December 31, 2013, to $808,144 as of December 31, 2014.

Net cash used in operating activities was $44,803 for the year ended December 31, 2014, and consisted primarily of a net loss of $60,983 offset by increases in accounts payable and accrued liabilities of $16,250.

Net cash used in operating activities was $40,873 for the period from August 14, 2013 (inception) to December 31, 2013, and consisted solely of a net loss of $40,873.

We did not use any cash in investing activities during the year ended December 31, 2014. Net cash used in investing activities for the period from August 14, 2013, through December 31, 2013, was $630,000, due to the purchase of development land.

We did not generate any cash from financing activities during the year ended December 31, 2014. Net cash provided by financing activities was $910,000 during the period from August 14, 2013 (inception) through December 31, 2013. The proceeds were derived from the paid-up capital.

We have never paid dividends on our Common Stock. Our present policy is to apply cash to investments in product development, acquisitions or expansion; consequently, we do not expect to pay dividends on Common Stock in the foreseeable future.

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The success of our growth strategy is dependent upon the availability of additional capital resources on terms satisfactory to management as we are not generating revenues form our business operations. Our sources of capital in the past have included the sale of equity securities, which include common stock sold in private transactions and public offerings, capital leases and long-term debt. There can be no assurance that we can raise such additional capital resources on satisfactory terms. We believe that our current cash and other sources of liquidity discussed above are adequate to support operations for at least the next 12 months. We anticipate continuing to rely on equity sales of our common shares and shareholder loans in order to continue to fund our business operations. Issuances of additional shares will result in dilution to our existing shareholders. There is no assurance that we will achieve any additional sales of our equity securities or arrange for debt or other financing to fund our plan of operations.

Off-Balance Sheet Arrangements

We have no outstanding off-balance sheet guarantees, interest rate swap transactions or foreign currency contracts. We do not engage in trading activities involving non-exchange traded contracts.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operations. Critical accounting policies are those that are most important to the presentation of our financial condition and results of operations and require management's subjective or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following accounting policies are critical in the preparation of our financial statements.

•	Use of estimates and assumptions

In preparing these condensed financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Related parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company December deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

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•	Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions December exist as of the date the financial statements are issued, which December result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

•	Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accounts payable and accrued expenses, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings December not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

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•	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements can be expected to cause a material impact on its financial condition or the results of its operations.

PROPERTIES

Our principal executive offices are located at 18th Floor, Canadia Tower #315, Monivong Boulevard, Corner Ang Duong Street, 12202 Phnom Penh, Cambodia, Tel: 855 23 962 300. We are party to a month-to-month lease with Regus, an unaffiliated third party, at a monthly rate of $79.00.

In September 2013, Golden Corridor purchased three pieces of freehold farmland located at Phkang Village, Chbarmorn Commune, Chbarmorn District, Phnom Penh, Cambodia with a total land size of 172,510 meter square. These lands are currently vacant and the Company is actively anticipating the town planning and development application. The Company expects to develop and construct an industrial complex for rental income purpose, which will be completed in the next two to three years, subject to the final approval from the local government.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 22, 2015, the date prior to the consummation of the acquisition of the GC Shares by GUI, our wholly owned subsidiary, and as of December 31, 2015, after giving effect to such acquisition, certain information with regard to the record and beneficial ownership of the Company’s common stock by (i) each person known to the Company to be the record or beneficial owner of 5% or more of the Company’s common stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all executive officers and directors of the Company as a group:

Name of Beneficial Owner (1)	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock As At December 22, 2015 (2)	Percentage of Outstanding Shares of Common Stock As At December 31, 2015 (3)
Xu Fei (4)	45,000,000	27.6%	1.69%
Sae-Chua Supachai (5)	0	0%	0%
Vincent Kim (6)	0	0%	0%
Kao Wei-Chen (aka Kao Hsuan-Ying (7)	1,125,000,000		42.24%
Chou Pei-Chi (8)	250,000,000		9.39%
Chou Pei-Ying (8)	250,000,000		9.39%
Chou Feng-Kai (8)	250,000,000		9.39%
All executive officers and directors as a group (one person)	0	0%	0%

___________________

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Gold Union, Inc., 18th Floor, Canadia Tower, #315, Monivong Boulevard, Corner Ang Duong Street, 12202 Phnom Penh, Cambodia.
(2)	Applicable percentage ownership is based on 163,134,500 shares of common stock outstanding as of December 22, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of December 22, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of December 22, 2015, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Applicable percentage ownership is based on 2,663,134,500 shares of common stock outstanding post acquisition issuance of 2,500,000,000 shares of common stock to Kao Wei-Chen and 8 other individuals on or after December 31, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of December 31, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of December 31, 2015, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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(4)	Mr. Xu Fei was appointed as our President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer on September 26, 2011. Mr. Fei resigned from his position as Chief Financial Officer on July 6, 2012 and from all other positions on July 17, 2012. Mr. Xu Fei’s address is No. 6, Houjiayu, Wangzuoxiang 10000, Beijing, China.
(5)	Mr. Sae-Chua Supachai resigned from his positions as our Chief Executive Officer, Chief Financial Officer, and Secretary of the Company effective November 17, 2015. Mr. Sae-Chua resigned his position as a director effective November 18, 2015.
(6)	Mr. Vincent Kim is a Director of the Company. Mr. Kim was appointed to serve as our Chief Executive Officer, Chief Financial Officer and Secretary effective November 17, 2015.
(7)	Ms. Kao Wei-Chen (aka Kao Hsuan-Ying) is a Director of Phnom Penh Golden Corridor Trading Co. Ltd. Her address is L8-09, Wisma BU8, No.11, Lebuh Bandar Utama, Bandar Utama PJU 6, 47600 Petaling Jaya, Selangor Darul Ehsan, Malaysia.
(8)	Ms. Chou Pei-Chi, Ms. Chou Pei-Ying and Mr. Chou Feng-Kai are siblings and they are children of Ms. Kao Wei-Chen (aka Kao Hsuan-Ying)

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Set forth below are the present directors and executive officers of the Company. Note that there are no other persons who have been nominated or chosen to become directors nor are there any other persons who have been chosen to become executive officers. There are no arrangements or understandings between any of the directors, officers and other persons pursuant to which such person was selected as a director or an officer. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Vincent Kim	42	Director, Chief Executive Officer, Chief Financial Officer and Secretary

Set forth below are the directors of Phnom Penh Golden Corridor Trading Co. Ltd. (“Golden Corridor”)

Name	Age	Position
Kao Hsuan-Ying (aka Kao Wei-Chen)*	59	Director (Chairperson)
Chen Wei Nian	19	Director
Chen Yi Jun	20	Director

Golden Corridor currently does not have any other executives or employees.

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Biographies

Set forth below are brief accounts of the business experience during the past five years of each director, executive officer and significant employee of the Company, and each of the directors of Phnom Penh Golden Corridor Trading Co. Ltd.

Vincent Kim, age 42, has served as a director of the Company since July 17, 2012. Mr. Kim has experience in sales and marketing as well as legal and human resources. From March 2009 to April 2012, Mr. Kim was the Regional Sales Director for Boehringer Ingelheim Singapore Pte. Ltd. whereby he managed and led a team of 100 sales managers and representatives for Singapore and Malaysia and achieved 120% over sales target for 2009 and 2011. From March 2007 to February 2009, Mr. Kim was the Head of Legal and Human Resources whereby he managed and lead a team of 30 human resource personnel and spearheaded and developed payroll workflows for complicated real estate commission payout process. From January 1996 to December 2006, Mr. Kim was a licensed aircraft engineer for the Republic of Singapore Air Force. Mr. Kim received his diploma in Mechanical Engineering from Singapore Polytechnic in 1995. We believe that Mr. Kim’s general business experience and familiarity with the Company qualify him to serve as our director.

Kao Wei-Chen (aka Kao Hsuan-Ying), age 59, Taiwanese, has served as a director and the Chairwoman of the Phnom Penh Golden Corridor Trading Co. Ltd. since its inception on August 14, 2013. During 1977 to 1985, Ms. Kao served as the CEO of Taichung Jiyuan Enterprise in Taichung, Taiwan. As the CEO of Taichung Jiyuan Enterprise, she led a team in developing and building the company's business of wholesaling of imported household general and electrical goods. At the end of 1985, Ms. Kao was appointed as the CEO of Thailand Cai Hong Co. Ltd.., an import/export private limited company incorporated in Bangkok, Thailand. She left Thailand Cai Hong Co. Ltd. in 1995 and became an executive director of Thailand Luxury Living International Pte. Ltd., a direct marketing company in Bangkok selling spa and health products. In 2008, Ms. Kao resigned from Thailand Luxury Living International Pte. Ltd. and formed her own trading company, S.I. Global Limited, a private limited company incorporated in Hong Kong, dealing in consumer health products. Ms. Kao has been investing in properties in South-east Asian countries since 1995 and owns several properties in Taiwan, Thailand and Malaysia. Ms. Kao graduated with a Bachelor of Arts Degree in 1976 from Taiwan’s National Chung Hsing University, Taichung, Taiwan, majoring in history. We believe that Ms. Kao’s business experience and familiarity with the business environment in Asia is beneficial to the property development business of Phnom Penh Golden Corridor Trading Co. Ltd. in Cambodia.

Chen Wei Nian, age 19, Cambodian, serves as a non-executive director of Phnom Penh Golden Corridor Trading Co. Ltd. from December 1, 2014. Mr. Chen is the Sales & Marketing Manager of Huione Co. Ltd., a private limited company in Phnom Penh, Cambodia, trading in building materials. Prior to joining Huione Co. Ltd., Mr. Chen was the Executive Manager of HungHao Construction Co. Ltd., a construction company in Phnom Penh, Cambodia. Mr. Chen attended Houma High School in Phnom Penh, Cambodia from 2011 to 2013. We believe that Mr. Chen’s experience and familiarity with the building and construction industry qualify him to serve as a director of Golden Corridor.

Chen Yi Jun, age 20, Cambodian, serves as a non-executive director of Phnom Penh Golden Corridor Trading Company from December 1, 2014. Ms. Chen was a piano teacher from 2013 to 2014 at Ars Nova Music Centre, Phnom Penh, Cambodia. Following her resignation from her piano teaching job in 2014, Ms. Chen was a customer sales consultant in an electrical home appliances retailer in Phnom Penh, Cambodia. Ms. Chen is an accountant in a car repair company in Phnom Penh. She obtained a high school diploma in 2012 from Houma High School in Phnom Penh, Cambodia. In 2014, Ms. Chen obtained a Diploma in Business from Raffles International College, Phnom Penh, Cambodia, In 2014 Ms. Chen is proficient in Khmer, Chinese and English. She possesses computer skills in Microsoft Word, PowerPoint and Excel. We believe that Ms. Chen’s familiarity with Golden Corridor and general business experience qualify her to serve as a director of Golden Corridor.

Family Relationships.

Ms. Chou Pei-Chi, Ms. Chou Pei-Ying and Mr. Chou Feng-Kai are siblings and shareholders of the company. They are also children of Ms. Kao Wei-Chen (aka Kao Hsuan-Ying), the director and Chairperson of Golden Corridor. Except as set forth above, there are no other family relationships between the directors and executive officers of the Company and Golden Corridor.

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Involvement in Certain Legal Proceedings

No executive officer or director has been involved in the last ten years in any of the following:

•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or
•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Significant Employees And Consultants

Other than our officers and directors and the other individuals listed above, we currently have no other significant employees.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our compensation program currently consists of cash compensation for the services provided. The compensation program objectives are to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. The compensation package of our named executive officers consists of two main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations; and
2.	discretionary bonus awards payable in cash and tied to the satisfaction of corporate objectives.

Base Salary

Our base salary structure is designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer will reflect our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, we consider all of these factors, though it does not assign specific weights to any factor. We generally review the base salary for each named executive officer on an annual basis. For each of our named executive officers, we review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

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Discretionary Bonus

The objectives of our bonus awards are to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

Our named executive officers are eligible for consideration for a discretionary cash bonus. The Chief Executive Officer makes recommendations regarding bonus awards for the named executive officers and the board of directors provides the bonus recommendation for the Chief Executive Officer. However, the board has sole and final authority and discretion in designating to whom awards are made, the size of the award, if any, and its terms and conditions. The bonus recommendation for each of the named executive officers depends on a number of factors, including (i) the performance of the Company for the year, (ii) the satisfaction of certain individual and corporate performance measures, and (iii) other factors which the board may deem relevant. The Company did not award any cash bonuses during fiscal year 2014.

Equity Compensation

We recognize the importance of having a portion of the named executive officers’ compensation be paid in the form of equity, to help align the executives’ interests with the interests of the Company’s stockholders. At this point, however, we have chosen to emphasize the cash-based portion of our compensation program over a stock program because we believe the discretionary nature of the cash-based compensation gives us the needed flexibility to factor in and reward the attainment of longer-term goals for the Company and the executives, as the board deems appropriate.

The entire board of directors performs the functions that would be performed by a compensation committee. All of the directors participate in deliberations concerning the compensation paid to executive officers. The directors determine the compensation of the Company’s executives by assessing the value of each of its executives and collectively determine the amount of compensation required to retain the services of the company’s executives. We base the amount of compensation for our executives on negotiations between us and the executive. We did not perform any formal third party benchmarking or other market analysis with respect to the amount of such executive’s compensation

In approving compensation necessary to attract and retain our present executive officers, the board of directors concluded that the salary provided to our executive officer is reasonable considering our financial condition and the stage of development of our business. The objective of the compensation plan is to provide our executives with competitive remuneration for their skills such that we can retain our personnel for an extended period of time. As our operations mature and if our revenue permits, we expect that the specific direction, emphasis and components of our executive compensation programs will continue to evolve. Factors that may influence our decision to change our compensation policies include general market conditions, our future revenue growth and profitability, the implementation of our business plan and strategy and increasing complexity of our business.

Compensation Related Risks

Our board of directors reviewed our compensation policies and practices and determined that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

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Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended December 31, 2014 and 2013 to (i) our Chief Executive Officer (principal executive officer), (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers on December 31, 2014 whose total compensation was in excess of $100,000, and (iii) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on December 31, 2014.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Equity Awards ($)	All Other Compensation ($)	Total ($)
Sae-Chua Supachai (1)	2014	0	0	0	0	0
(Chief Executive Officer, Chief Financial Officer and Secretary)

Christino Rio (2)	2014	0	0	0	0	0
(former Chief Executive Officer)	2013	0	0	0	0	0

Benson Lim (3)	2014	0	0	0	0	0
(former Chief Financial Officer)	2013	0	0	0	0	0

___________________________

(1)	Mr. Supachai was appointed to serve as our Chief Executive Officer, Chief Financial Officer, Secretary and director on February 12, 2014. Mr. Sae-Chua resigned from his executive officer positions effective November 17, 2015, and left our Board effective November 18, 2015. Mr. Vincent Kim was appointed to fill all vacancies in our executive officer positions created by Mr. Sae-Chua’s departure, effective November 17, 2015.
(2)	Christino Rio resigned from his position as our Chief Executive Officer and a director effective February 12, 2014.
(3)	Benson Lim resigned as our Chief Financial Officer and a director on February 12, 2014.

Narrative disclosure to Summary Compensation Table

There are currently no employment agreements or other contracts or arrangements with our officers or directors. There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers, directors or consultants that would result from the resignation, retirement or any other termination of any of our directors, officers or consultants. There are no arrangements for our directors, officers, employees or consultants that would result from a change-in-control.

Equity Awards

There are no unvested options, warrants or convertible securities outstanding.

At no time during the last fiscal year with respect to any of any of our executive officers was there:

•	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;
•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
•	any option or equity grant;
•	any non-equity incentive plan award made to a named executive officer;
•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
•	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

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Compensation of Directors

During our fiscal year ended December 31, 2014, we did not provide compensation to any of our directors for serving as our director. We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Compensation Committee Interlocks and Insider Participation

During our fiscal year ended December 31, 2014, our board of directors was comprised of Sae-Chua Supachai, our Chief Executive Officer, Chief Financial Officer, and Secretary, and Vincent Kim. Mr. Sae-Chua Supachai resigned from his positions as our Chief Executive Officer, Chief Financial Officer, and Secretary of the Company effective November 17, 2015. Mr. Sae-Chua resigned his position as a director effective November 18, 2015. The entire board of directors performs the functions that would be performed by a compensation committee. All of the directors participate in deliberations concerning the compensation paid to executive officers.

Equity Awards

There are no options, warrants or convertible securities outstanding.  At no time during the last fiscal year with respect to any of any of our executive officers was there:

●	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;
●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
●	any option or equity grant;
●	any non-equity incentive plan award made to a named executive officer;
●	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
●	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there are no transactions during our two most recent fiscal years ended December 31, 2014 and December 31, 2013, or any currently proposed transaction, in which our Company was or to be a participant and the amount exceeds the lesser of $120,000 or one percent of the average of our Company’s total assets at year end for our last two completed years, and in which any of our directors, officers or principal stockholders, or any other related person as defined in Item 404 of Regulation S-K, had or have any direct or indirect material interest.

On February 27, 2013, Mr. Xu Fei, our principal stockholder, provided us with a loan in the amount of $22,025. This loan is unsecured, non-interest bearing and due on demand. No formal written agreement regarding this loan was signed; however, it is documented in the accounting records of the Company.

On September 3, 2013, Mr. Xu Fei, our principal stockholder, provided us with a loan in the amount of $28,975. This loan is unsecured, non-interest bearing and due on demand. No formal written agreement regarding this loan was signed; however, it is documented in the accounting records of the Company.

On September 30, 2013, Mr. Xu Fei, our principal stockholder, provided us with a loan in the amount of $3,592. This loan is unsecured, non-interest bearing and due on demand. No formal written agreement regarding this loan was signed; however, it is documented in the accounting records of the Company.

On October 11, 2013, Mr. Xu Fei assigned his outstanding loans in the aggregate amount of $161,269 to 10 individuals who then converted such debt into shares of common stock of the Company pursuant to a shares-for-debt private placement on October 18, 2013 at a price $0.002 per share for an aggregate issuance of 80,634,500 shares.

On November 18, 2013, Mr. Vincent Kim, one of our directors, provided us with a loan in the amount of $18,500. This loan is unsecured, non-interest bearing and due on demand. No formal written agreement regarding this loan was signed; however, it is documented in the accounting records of the Company.

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We have not adopted policies or procedures for approval of related person transactions but review them on a case-by-case basis. We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties. Except as set forth above, we have not entered into any material transactions with any director, executive officer, and promoter, beneficial owner of five percent or more of our common stock, or family members of such persons.

Director Independence

Our board of directors is currently composed of one member, who does not qualify as an independent director in accordance with the published listing requirements of the NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

LEGAL PROCEEDINGS

We are not a party to any legal or administrative proceedings that we believe, individually or in the aggregate, would be likely to have a material adverse effect on our financial condition or results of operations.  We may from time to time become a party to various legal or administrative proceedings arising in the ordinary course of our business. There are no pending legal proceedings in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, is a party adverse to the Company or has a material interest adverse to the Company.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(a) Market Information

Shares of our common stock are quoted on the OTC Pink under the symbol “GOLU”. As of December 30, 2015, the last closing price of our securities was $0.05, with little to no quoting activity. There is no established public trading market for our securities and a regular trading market may not develop, or if developed, may not be sustained.

Our trading symbol was changed from “ANCV” to “GOLU” in January 2014. During fiscal 2013, shares of our common stock were posted for trading on the OTC Bulletin Board under the symbol “ANCV”. Our common stock was posted for trading under the symbol “ANCV” since approximately July 6, 2011, with little to no trading or volume.

The following table sets forth, for the fiscal quarters indicated, the high and low bid information for our common stock, as reported on the OTCQB. The following quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Quarterly period	High	Low
Fiscal year ended December 31, 2015
First Quarter	$0.05	$0.05
Second Quarter	$0.05	$0.05
Third Quarter	$0.05	$0.05
Fourth Quarter	$0.05	$0.05
Fiscal year ended December 31, 2014:
First Quarter	$0.05	$0.05
Second Quarter	$0.05	$0.05
Third Quarter	$0.05	$0.05
Fourth Quarter	$0.05	$0.05
Fiscal year ended December 31, 2013:
First Quarter	$0.05	$0.05
Second Quarter	$0.05	$0.05
Third Quarter	$0.05	$0.05
Fourth Quarter	$0.05	$0.05

30

(b)  Approximate Number of Holders of Common Stock

As of December 22, 2015, there were approximately 41 shareholders of record of our common stock. Such number does not include any shareholders holding shares in nominee or “street name”.

(c)  Dividends

Holders of our common stock are entitled to receive such dividends as may be declared by our board of directors. We paid no dividends during the periods reported herein, nor do we anticipate paying any dividends in the foreseeable future.

(d)  Equity Compensation Plan Information

None.

(e)  Recent Sales of Unregistered Securities

On August 28, 2014, Gold Union, Inc. executed a Share Exchange Agreement with G.U. International Limited, a limited company incorporated under the laws of the Republic of Seychelles and our wholly owned subsidiary (“GUI”), and Kao Wei-Chen, an individual representing herself and 8 other individuals (collectively, the “Golden Corridor Shareholders”), which agreement was amended by that certain Agreement to Further Extend the Closing of the Share Exchange Agreement dated September 30, 2015 (collectively, the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, we, through GUI, purchased 480 shares of Phnom Penh Golden Corridor Trading Co. Limited (the “GC Shares”), a private Golden Corridor Shareholders, representing 48% of the issued and outstanding shares of common stock of Golden Corridor. As consideration, we agreed to issue to the Golden Corridor Shareholders 2,500,000,000 shares of our common stock, at a value of US $0.002 per share, for an aggregate value of US $5,000,000. We consummated the acquisition of the GC Shares on December 31, 2015. It is our understanding that the Golden Corridor Shareholders are not U.S. Persons within the meaning of Regulations S. Accordingly, the Shares are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation S promulgated thereunder.

DESCRIPTION OF SECURITIES

The following is a description of the material provisions of our capital stock, as well as other material terms of our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.  We refer you to our Amended and Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws, copies of which have been filed as exhibits to this report.

Common Stock

We are authorized, subject to limitations prescribed by Nevada law, to issue up to 3,000,000,000 shares of common stock with a nominal par value of $.0001.

Dividend Rights

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of our common stock are entitled to receive dividends out of funds legally available if our board of directors, in its discretion, determines to issue dividends and only then at the times and in the amounts that our board of directors may determine.

Voting Rights

Each holder of common stock is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders. Under our articles of incorporation, stockholders do not have the right to cumulate votes for the election of directors.

No Preemptive or Similar Rights

Our common stock is not entitled to preemptive rights and is not subject to conversion, redemption or sinking fund provisions.

31

Right to Receive Liquidation Distributions

Upon our dissolution, liquidation or winding-up, the assets legally available for distribution to our stockholders are distributable ratably among the holders of our common stock, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights and payment of liquidation preferences, if any, on any outstanding shares of preferred stock.

Preferred Stock

We are not currently authorized to issue preferred stock.  We may amend our Amended Articles of Incorporation in the future to allow our board of directors to authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock.  The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of our company and may adversely affect the market price of our common stock and the voting and other rights of the holders of common stock.  We have no current plan to issue any shares of preferred stock.

Options

As of the date of this Report, we had no outstanding options to purchase shares of our common stock.

Anti-takeover Provisions

Some of the provisions of Delaware law, our Amended Articles of Incorporation and our Bylaws may have the effect of delaying, deferring or discouraging another person from acquiring control of our company.

Delaware Anti-Takeover Laws and Certain Articles and Bylaws Provisions

Provisions of Delaware law and our articles of incorporation and bylaws could make the following more difficult:

•	acquisition of us by means of a tender offer;
•	acquisition of us by means of a proxy contest or otherwise; or
•	removal of our incumbent officers and directors.

These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.  We believe that the benefits of increased protection against an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals. Among other things, negotiation of such proposals could result in an improvement of their terms.

Our Amended Articles of Incorporation or Bylaws provide that:

•	our stockholders may not cumulate votes in the election of directors; and
•	we will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures.

We may also adopt provisions in the future that will allow:

•	our board of directors to designate the terms of, and issue a new series of preferred stock with, voting or other rights without stockholder approval; and or
•	a majority of the authorized number of directors to generally have the power to adopt, amend or repeal our bylaws without stockholder approval.

These provisions of our Amended Articles of Incorporation and Bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

32

Delaware Anti-Takeover Law.  We are subject to Section 203 of the Delaware General Corporation Law, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person became an interested stockholder, unless the “business combination” or the transaction in which the person became an interested stockholder is approved by our Board of Directors in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own, 15% or more of a corporation’s voting stock. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Board of Directors, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by stockholders.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 (“Section 145”) of the General Corporation Law of the State of Delaware, as amended (the “DGCL”) provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against such person and incurred by such person in any such capacity, arising out of such person’s status as such, whether or not the corporation would otherwise have the power to indemnify such person against such liability under Section 145.

Our Bylaws and Amended Articles of Incorporation provide that we shall, to the fullest extent permitted by the DGCL, indemnify all of our directors and officers against expenses (including attorneys fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Company. A director or officer of the Corporation includes any person (i) who is or was a director or officer of the Company, (ii) who is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation. The Company will pay the expenses incurred by such person in connection with the defense of a civil or criminal action suit or proceeding as such expenses are incurred and before the final disposition of the proceeding in question upon receipt of an undertaking by such person to repay the amount if it is determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company under Nevada law or otherwise, the Company has been advised that the opinion of the SEC is that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

We expect to enter into indemnification agreements with our directors and officers pursuant to whom we will agree to indemnify each director and officer for any liability he or she may incur by reason of the fact that he or she serves as our director or officer, to the maximum extent permitted by law.

33

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

INDEX TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

Page

Condensed Balance Sheets	F-2

Condensed Statements of Operations And Comprehensive Loss	F-3

Condensed Statements of Cash Flows	F-4

Condensed Statements of Changes in Stockholders’ Equity	F-5

Notes to Condensed Financial Statements	F-6 – F-9

F-1

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

CONDENSED BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of
	September 30, 2015	December 31, 2014
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$143,870	$194,324
Prepayments and other receivables	4,728	70

Total current assets	148,598	194,394

Non-current assets:
Land under development	630,000	630,000

Total non-current assets	630,000	630,000

TOTAL ASSETS	$778,598	$824,394

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$16,250	$16,250

Total current liabilities	16,250	16,250

Total liabilities	16,250	16,250

Commitments and contingencies

Stockholders’ equity:
Registered capital, $1,000 par value; 1,000 shares issued	1,000,000	1,000,000
Subscription receivable	(90,000)	(90,000)
Accumulated deficit	(147,652)	(101,856)

Total stockholders’ equity	762,348	808,144

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$778,598	$824,394

See accompanying notes to condensed financial statements.

F-2

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2015	2014

Revenues, net	$–	$–

Operating expenses:
General and administrative expenses	45,796	50,747

Total operating expenses	45,796	50,747

LOSS BEFORE INCOME TAXES	(45,796)	(50,747)

Income tax expense	–	–

NET LOSS	$(45,796)	$(50,747)

See accompanying notes to condensed financial statements.

F-3

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine Months Ended September 30,
	2015	2014

Cash flow from operating activities:
Net loss	$(45,796)	$(50,747)
Changes in operating assets and liabilities:
Amount due from a shareholder	(4,500)	–
Prepayments and other receivables	(158)	(131)
Accounts payable and accrued liabilities	–	16,250
Net cash used in operating activities	(50,454)	(34,628)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(50,454)	(34,628)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	194,324	239,128

CASH AND CASH EQUIVALENTS, END OF PERIOD	$143,870	$204,500

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$–	$–
Cash paid for interest	$–	$–

See accompanying notes to condensed financial statements.

F-4

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM AUGUST 14, 2013 (INCEPTION) THROUGH SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(unaudited)

	Common stock		Subscription	Accumulated	Total stockholders’
	No. of shares	Amount	receivable	deficit	equity
At inception	1,000	$1,000,000	$(90,000)	$–	$910,000

Net loss for the period	–	–	–	(40,873)	(40,873)

Balance as of December 31, 2013	1,000	$1,000,000	$(90,000)	$(40,873)	$869,127

Net loss for the year	–	–	–	(60,983)	(60,983)

Balance as of December 31, 2014	1,000	1,000,000	(90,000)	(101,856)	808,144

Net loss for the period	–	–	–	(45,796)	(45,796)

Balance as of September 30, 2015	1,000	$1,000,000	$(90,000)	$(147,652)	$762,348

See accompanying notes to condensed financial statements.

F-5

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”)

(Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by management in accordance with both accounting principles generally accepted in the United States (“GAAP”), and the instructions to Rule 10-01 of Regulation S-X. Certain information and note disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

In the opinion of management, the balance sheet as of December 31, 2014 which has been derived from the audited financial statements and these unaudited condensed financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the period ended September 30, 2015 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2015 or for any future period.

These unaudited financial statements and notes thereto should be read in conjunction with the audited financial statements for the year ended December 31, 2014 and the period from August 14, 2013 (inception) through December 31, 2013.

NOTE 2 – ORGANIZATION AND BUSINESS BACKGROUND

Phnom Penh Golden Corridor Trading Company Limited (the “Company”) was incorporated and registered as a private limited company in the Kingdom of Cambodia on August 14, 2013. As of December 31, 2014, the shareholders are Ms. KAO, Hsuan-Ying and Ms. CHEN, Y Jun and Mr. CHEN Wei Nian.

Pursuant to its Memorandum and Articles of Association, the initial registered capital is 4,065,000,000 Cambodian Riels, denoted by KHR, representing the number of 1,000 shares with a par value of KHR4,065,000 (equivalent to $1,000).

The Company is a start-up company that intends to develop its freehold land and construct into an industrial park for long-term investment purpose. The Company has not yet commenced any significant operations and all activities of the Company to date relate to its organization, initial funding and share issuances.

NOTE 3 – GOING CONCERN UNCERTAINTIES

These condensed financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

From its inception, the Company has incurred an accumulated loss of $147,652. The continuation of the Company is dependent upon the continuing financial support of its shareholders. Management believes this funding will continue, and is also actively seeking new investors. Management believes the existing stockholders will provide the additional cash to meet the Company’s obligations as they become due. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These condensed financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result in the Company not being able to continue as a going concern.

F-6

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”)

(Unaudited)

NOTE 4 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying condensed financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying condensed financial statements and notes.

•	Use of estimates and assumptions

In preparing these condensed financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Income taxes

The Company adopted the provisions of paragraph 740-10-25-13 of the FASB Accounting Standards Codification. Paragraph 740-10-25-13 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under paragraph 740-10-25-13, the Company December recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management’s opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves December be necessary.

•	Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the provisions of Section 740-10-25 for the nine months ended September 30, 2015.

•	Related parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company December deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

F-7

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”)

(Unaudited)

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

•	Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions December exist as of the date the financial statements are issued, which December result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

•	Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

F-8

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”)

(Unaudited)

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accounts payable and accrued expenses, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings December not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

•	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements December be expected to cause a material impact on its financial condition or the results of its operations.

NOTE 5 – INCOME TAXES

The Company is subject to Cambodian tax law at the statutory rate of 20% on its assessable income.

As of September 30, 2015, the Company incurred $147,652 of cumulative net operating losses which can be carried forward to offset against its future taxable income at no expiration. The Company has provided for a full valuation allowance against the deferred tax assets of $29,530 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

For the nine months ended September 30, 2015, the Company was committed to an operating lease agreement for office premises at a fixed amount on a monthly basis and generally did not contain significant renewal options.

As of September 30, 2015, the Company had no material capital commitments or contingencies involved.

NOTE 7 – SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date the financial statements were issued and filed with this Current Report on Form 8-K. There were no subsequent events that required recognition or disclosure.

F-9

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

Financial Statements

For The Year Ended December 31, 2014 And

For The Period From August 14, 2013 (Inception) Through December 31, 2013

(With Report of Independent Registered Public Accounting Firm Thereon)

F-10

The Board of Directors and Stockholders of

Phnom Penh Golden Corridor Trading Company Limited

We have audited the accompanying balance sheets of Phnom Penh Golden Corridor Trading Company Limited (“the Company”) as of December 31, 2014 and 2013, the related statements of operations, cash flows and changes in stockholders’ equity for the year ended December 31, 2014 and for the period from August 14, 2013 through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the year ended December 31, 2014 and for the period from August 14, 2013 through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred continuous losses and capital deficit, all of which raise substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HKCMCPA Company Limited

HKCMCPA Company Limited

Certified Public Accountants

Hong Kong, China

December 31, 2015

F-11

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

BALANCE SHEETS

AS OF DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$194,324	$239,127
Prepayments and deposits	70	–

Total current assets	194,394	239,127

Non-current assets:
Land under development	630,000	630,000

TOTAL ASSETS	$824,394	$869,127

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$16,250	$–

Total current liabilities	16,250	–

Total liabilities	16,250	–

Commitments and contingencies

Stockholders’ equity:
Registered capital, $1,000 par value; 1,000 shares issued	1,000,000	1,000,000
Subscription receivable	(90,000)	(90,000)
Accumulated deficit	(101,856)	(40,873)

Total stockholders’ equity	808,144	869,127

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$824,394	$869,127

See accompanying notes to financial statements.

F-12

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

	Year ended December 31, 2014	Period from August 14, 2013 (Inception) through December 31, 2013

Revenues, net	$–	$–

Operating expenses:
General and administrative expenses	60,983	40,873

Total operating expenses	60,983	40,873

LOSS BEFORE INCOME TAXES	(60,983)	(40,873)

Income tax expense	–	–

NET LOSS	$(60,983)	$(40,873)

See accompanying notes to financial statements.

F-13

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

	Year ended December 31, 2014	Period from August 14, 2013 (Inception) through December 31, 2013

Cash flow from operating activities:
Net loss	$(60,983)	$(40,873)
Changes in operating assets and liabilities:
Prepayments and deposits	(70)	–
Accounts payable and accrued liabilities	16,250	–

Net cash used in operating activities	(44,803)	(40,873)

Cash flows from investing activities:
Purchase of development land	–	(630,000)

Net cash used in investing activities	–	(630,000)

Cash flows from financing activities:
Proceeds from the registered capital	–	910,000

Net cash provided by financing activities	–	910,000

NET CHANGE IN CASH AND CASH EQUIVALENTS	(44,803)	239,127

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR/PERIOD	239,127	–

CASH AND CASH EQUIVALENTS, END OF YEAR/PERIOD	$194,324	$239,127

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$–	$–
Cash paid for interest	$–	$–

See accompanying notes to financial statements.

F-14

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Common stock		Subscription	Accumulated	Total stockholders’
	No. of shares	Amount	receivable	deficit	equity

At inception	1,000	$1,000,000	$(90,000)	$–	$910,000

Net loss for the period	–	–	–	(40,873)	(40,873)

Balance as of December 31, 2013	1,000	$1,000,000	$(90,000)	$(40,873)	$869,127

Net loss for the year	–	–	–	(60,983)	(60,983)

Balance as of December 31, 2014	1,000	$1,000,000	$(90,000)	$(101,856)	$808,144

See accompanying notes to financial statements.

F-15

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1. DESCRIPTION OF BUSINESS AND ORGANIZATION

Phnom Penh Golden Corridor Trading Company Limited (the “Company”) was incorporated and registered as a private limited company in the Kingdom of Cambodia on August 14, 2013. As of December 31, 2014, the shareholders are Ms. KAO, Hsuan-Ying and Ms. CHEN, Y Jun and Mr. CHEN Wei Nian.

Pursuant to its Memorandum and Articles of Association, the initial registered capital is 4,065,000,000 Cambodian Riels, denoted by KHR, representing the number of 1,000 shares with a par value of KHR4,065,000 (equivalent to $1,000).

The Company is a start-up company that intends to develop its freehold land and construct into an industrial park for long-term investment purpose. The Company has not yet commenced any significant operations and all activities of the Company to date relate to its organization, initial funding and share issuances.

The Company’s fiscal year end is December 31.

2. GOING CONCERN UNCERTAINTIES

These financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

Since inception, the Company has incurred continuous losses of $60,983 and experienced negative operating cash flows of $44,803 with an accumulated deficit of $101,856 as of December 31, 2014. The continuation of the Company is dependent upon the continuing financial support of its shareholders. Management believes this funding will continue, and is also actively seeking new investors to obtain the additional fund to finance its property development project. Management believes the existing stockholders will provide the additional cash to meet the Company’s obligations as they become due. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result in the Company not being able to continue as a going concern.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•	Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates and assumptions

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-16

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Land under development

Land under development relating to freehold farmland, is stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational.

Long-lived assets primarily include freehold farmland held for development. In accordance with the provision of ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”, the Company generally conducts its annual impairment evaluation to its long-lived assets, usually in the fourth quarter of each year, or more frequently if indicators of impairment exist, such as a significant sustained change in the business climate. The recoverability of long-lived assets is measured at the reporting unit level. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment charge for the periods presented.

Policy for Capitalizing Development Cost

The cost of land includes the purchase price of property, legal fees and other acquisition costs. Costs directly related to planning, developing, initial leasing and constructing a property are capitalized and classified as Land under Development in the balance sheets. Capitalized development costs include interest, and other direct project costs incurred during the period of development. As of December 31, 2014, there was no such capitalized interest and capitalized development cost.

A variety of costs are incurred in the acquisition, development and construction of properties. After determination is made to capitalize a cost, it is allocated to the specific component of a project that is benefited. Determination of when a development project is substantially complete and capitalization must cease involves a degree of judgment. The Company adopts the capitalization policy on development properties, which is guided by ASC Topic 835-20 “Interest – Capitalization of Interest” and ASC Topic 970 “Real Estate - General”. The costs of land and buildings under development include specifically identifiable costs. The capitalized costs include pre-construction costs essential to the development of the property, development costs, construction costs, interest costs, salaries and related costs and other costs incurred during the period of development. The Company considers a construction project as substantially completed and held available for occupancy upon the receipt of certificates of occupancy, but no later than one year from cessation of major construction activity. The Company ceases capitalization on the portion (1) substantially completed and (2) occupied or held available for occupancy, and we capitalize only those costs associated with the portion under construction.

•	Income taxes

The Company adopted the provisions of paragraph 740-10-25-13 of the FASB Accounting Standards Codification. Paragraph 740-10-25-13 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under paragraph 740-10-25-13, the Company December recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management’s opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves December be necessary.

•	Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the provisions of Section 740-10-25 for the year ended December, 31 2014 and the period from August 14, 2013 (inception) through December 31, 2013.

F-17

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Related parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company December deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

•	Commitments and contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions December exist as of the date the financial statements are issued, which December result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that December result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

F-18

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accounts payable and accrued expenses, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings December not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

•	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements December be expected to cause a material impact on its financial condition or the results of its operations.

4. LAND UNDER DEVELOPMENT

In September 2013, the Company purchased three pieces of freehold farmland located at Phkang Village, Chbarmorn Commune, Chbarmorn District, Phnom Penh, Cambodia with a total land size of 172,510 meter square. These lands are currently vacant and the Company is actively anticipating the town planning and development application. The Company expects to develop and construct an industrial complex for rental income purpose, which will be completed in the next two to three years, subject to the final approval from the local government.

No depreciation is provided for during the periods presented.

F-19

PHNOM PENH GOLDEN CORRIDOR TRADING COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

AUGUST 14, 2013 (INCEPTION) THROUGH DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”), except for number of shares)

5. STOCKHOLDERS’ EQUITY

Pursuant to its Memorandum and Articles of Association, the initial registered capital is 4,065,000,000 Cambodian Riels, denoted by KHR, representing the number of 1,000 shares with a par value of $1,000 (equivalent to KHR4,065,000).

At the date of inception, the Company issued an aggregate of 1,000 shares to three shareholders for KHR4,065,000,000 (equivalent to $1,000,000).

6. INCOME TAXES

The Company is subject to Cambodian tax law at the statutory rate of 20% on its assessable income.

As of December 31, 2014, the Company incurred $101,856 of cumulative net operating losses which can be carried forward to offset against its future taxable income at no expiration. The Company has provided for a full valuation allowance against the deferred tax assets of $20,371 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

7. CONCENTRATION OF RISKS

The Company is exposed to the following concentrations of risk:

(a) Exchange rate risk

The reporting currency of the Company is US$, to date the majority of costs are denominated in KHR, and a significant portion of the assets are denominated in US$. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$, KHR. If KHR depreciates against US$, the value of KHR revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

(b) Economic and political risks

Substantially all of the Company’s long-lived assets are located in Cambodia. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in Cambodia. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations in Cambodia.

8. COMMITMENTS AND CONTINGENCIES

For the year ended December 31, 2014 and the period from August 14, 2013 (inception) through December 31, 2013, the Company was committed to an operating lease agreement for office premises at a fixed amount on a monthly basis and generally did not contain significant renewal options.

As of December 31, 2014, the Company had no material capital commitments or contingencies involved.

9. SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2014 up through the date the Company issued the audited financial statements. During the period, the Company did not have any material recognizable subsequent events.

F-20

GOLD UNION INC. AND

Unaudited Pro forma Financial Information

INDEX TO FINANCIAL STATEMENTS (Unaudited)

Page

Balance Sheets	F-24

Statements of Operations And Comprehensive Loss	F-25

Notes to Financial Statements	F-26– F-27

F-21

GOLD UNION, INC. AND

PRO FORMA BALANCE SHEETS

AS OF SEPTEMBER 30, 2015

(Unaudited)

	Historical		Pro Forma
	Gold Union, Inc.	Adjustments	Gold Union, Inc.

ASSETS
Current assets:
Cash and cash equivalents	$–		–
Prepayments and deposits	–		–

Total current assets	–		–

Non-current assets:
Interest in an associate	–	358,660	358,660

Total non-current assets	–		358,660

TOTAL ASSETS	$–		358,660

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$85,051		85,051
Amounts due to related parties	70,156		70,156

Total current liabilities	155,207		155,207

Total liabilities	155,207		155,207

Stockholders’ equity:
Common stock, par value	16,313	250,000	266,313
Additional paid-in capital	200,256	108,660	308,916
Accumulated deficit	(371,776)		(371,776)

Total stockholders’ equity	(155,207)		203,453

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$–		358,660

F-22

GOLD UNION, INC. AND

PRO FORMA STATEMENT OF OPERATION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Unaudited)

	Historical		Pro Forma
	Gold Union, Inc.	Adjustments	Gold Union, Inc.

Revenues, net	$–		$–

Operating expenses:
General and administrative expenses	44,769		44,769

Total operating expenses	44,769		44,769

Loss from equity accounted investees	–	22,049	22,049

LOSS BEFORE INCOME TAXES	(44,769)		(66,818)

Income tax expense	–		–

NET LOSS	$(44,769)		$(66,818)

F-23

GOLD UNION, INC. AND

PRO FORMA STATEMENT OF OPERATION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Unaudited)

NOTE 1 – BACKGROUND OF ORGANISATION

On August 28, 2014, Gold Union Inc., or the Company or GOLU, through its wholly owned subsidiary, G.U. International Limited and Phnom Penh Golden Corridor Trading Company Limited or PPGCT, consummated a Share Exchange Agreement (the “Share Exchange Agreement”). Pursuant to the Agreement, the stockholders (including 19 individuals) of PPGCT contributed 48% of their equity interests in PPGCT to the Company for 2,500,000,000 shares of GOLU common stock. The number of common shares issued represented approximately 93.87% of the issued and outstanding common stock immediately after the consummation of the Share Exchange Agreement.

NOTE 2 – BASIS OF PRESENTATION

The pro forma balance sheet as of September 30, 2015 is based on the historical financial statements of GOLU after giving effect to PPGCT’s acquisition of GOLU using the equity method of accounting and applying the assumptions and adjustments described in the notes to the pro forma financial statements as if such acquisition had occurred as of September 30, 2015 for the balance sheet for pro forma financial statements purposes.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with PPGCT’s historical financial statements included elsewhere in this Amendment to the Current Statement on Form 8-K/A for the period from August 14, 2013 (inception) through December 31, 2014 and for the period ended September 30, 2015 as Exhibits filed with SEC herewith.

The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on September 30, 2015, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between PPGCT and GOLU since such amounts, if any, are not presently determinable.

F-24

GOLD UNION, INC. AND

PRO FORMA STATEMENT OF OPERATION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Unaudited)

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition was completed on September 30, 2015 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

(a)	To reflect the issuance of 2,500,000,000 shares of common stock of GOLU for the acquisition of 48% of PPGCT outstanding capital stock

Interest in an associate

Common stock : $0.0001 par value

Additional paid-in capital

(b)	To reflect the share of loss from equity accounted investee

Interest in an associate

Loss from equity accounted investee

NOTE 4 – PRO FORMA EARNINGS PER SHARE

The pro forma earnings per share, giving effect to the acquisition transaction using equity method has been computed as follows:

Net loss	$66,818

Net loss per share – Basic and diluted	$0.00

Weighted average number of shares deemed issued and outstanding	2,663,134,500

F-25

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Engagement of Li and Company, P.C.

On March 14, 2013, our Board of Directors approved and authorized the dismissal of Weinberg & Baer, LLC, (“W&B”), as our independent registered public accounting firm. On the same date, our Board of Directors approved and authorized the engagement of the accounting firm of Li and Company, P.C., as our new independent registered public accounting firm.

W&B’s reports on our financial statements dated February 28, 2012, for the two most recent fiscal years ended December 31, 2011, and 2010, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that W&B’s reports contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2011, and 2010, and in the subsequent interim periods through the effective date of dismissal on March 14, 2013, there were no disagreements, resolved or not, with W&B on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of W&B would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

During our two most recent fiscal years ended December 31, 2011 and 2010 and in any subsequent interim periods through the effective date of dismissal of W&B on March 14, 2013, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided W&B with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from W&B dated March 15, 2013, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years ended December 31, 2011 and 2010 and any subsequent interim periods through the effective date of appointment of Li and Company, P.C. on March 14, 2013, we had not, nor had any person on our behalf, consulted with Li and Company, P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Li and Company, P.C. provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

Engagement of HKCMCPA Company Limited

On May 27, 2014, our Board of Directors approved and authorized the dismissal of Li and Company, PC ("LICO"), as our independent registered public accounting firm. On the same date, our Board of Directors approved and authorized the engagement of the accounting firm of HKCMCPA Company Limited, as our new independent registered public accounting firm.

LICO's reports on our financial statements dated March 25, 2014 and April 16, 2013, for the two most recent fiscal years ended December 31, 2013 and 2012, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that LICO's reports contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2013 and 2012, and in the subsequent interim periods through the effective date of dismissal on May 27, 2014, there were no disagreements, resolved or not, with LICO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LICO would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

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During our two most recent fiscal years ended December 31, 2013 and 2012 and in any subsequent interim periods through the effective date of dismissal of LICO on May 27, 2014, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided LICO with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from LICO dated June 13, 2014, is filed as Exhibit 16.2 to this current report on Form 8-K.

During the two most recent fiscal years ended December 31, 2013 and 2012 and any subsequent interim periods through the effective date of appointment of HKCMCPA Company Limited on May 27, 2014, we had not, nor had any person on our behalf, consulted with HKCMCPA Company Limited regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had HKCMCPA Company Limited provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

Item 3.02. Unregistered Sale of Equity Securities

The disclosure provided under Item 2.01 above is hereby incorporated by reference.

Item 5.06. Change in Shell Company Status

The disclosures set forth under Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference. As described above under Item 2.01, on October 31, 2015, the Company completed the acquisition of Golden Corridor. As a result of the acquisition, the Company is no longer a shell company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The unaudited financial statements and selected financial information relating to Golden Corridor for the nine months ended September 30, 2015, and 2014, and the audited financial statements and selected financial information relating to Golden Corridor for the year ended December 31, 2014, and period from August 14, 2013 (inception) through December 31, 2013, are included in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and “Financial Statements and Supplementary Data” beginning on pages 17 and F-1, respectively, and are herein incorporated by reference.

(b) Pro Forma Financial Information

The pro forma financial statements relating to Golden Corridor are included in the section entitled “Financial Statements and Supplementary Data” beginning on page F-22, and are herein incorporated by reference.

The pro forma balance sheet as of September 30, 2015 is based on the historical financial statements of GOLU after giving effect to Golden Corridor’s acquisition of GOLU using the equity method of accounting and applying the assumptions and adjustments described in the notes to the pro forma financial statements as if such acquisition had occurred as of September 30, 2015 for the balance sheet for pro forma financial statements purposes.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had Golden Corridor and GOLU been a combined entity during the specified period(s). The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with Golden Corridor’s historical financial statements included elsewhere in this Amendment to the Current Statement on Form 8-K/A for the period from August 14, 2013 (inception) through December 31, 2014 and for the period ended September 30, 2015 as Exhibits filed with SEC herewith.

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The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on September 30, 2015, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

(c) Shell Company Transaction

See Items 9.01(a) and (b) of this Current Report on Form 8-K, which are incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Name of Exhibit
3.1	Articles of Incorporation (1)
3.2	Bylaws (1)
3.3	Certificate of Amendment of Certificate of Incorporation filed on February 21, 2012 (2)
3.4	Certificate of Amendment of Certificate of Incorporation filed on January 6, 2014 (3)
4.1	Form of common stock certificate(1)
10.1	Patent Transfer and Sales Agreement dated July 27, 2010 (1)
10.2	Form of Shares for Debt Subscription Agreement for Common Shares (4)
10.3	Share Exchange Agreement (5)
10.4	Agreement to Extend the Closing of the Share Exchange Agreement (6)
10.5	Agreement to Further Extend the Closing of the Share Exchange Agreement (7)
10.6	Agreement to Further Extend the Closing of the Share Exchange Agreement (8)
14	Code of Business Conduct and Ethics (9)
16.1	Letter from Weinberg & Baer, LLC, dated December 31, 2015, to the Securities and Exchange Commission regarding statements included in this Form 8-K.*
16.2	Letter from Li and Company, PC, dated December 31, 2015, to the Securities and Exchange Commission regarding statements included in this Form 8-K.*
21	List of Subsidiaries*
31.1	Certification of Chief Executive Officer and Chief Financial Officer required under Rule 13a-14(a)/15d-14(a) under the Exchange Act.*
32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

_____________________

*	Filed herewith.
(1)	Filed as an Exhibit to our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 12, 2010, and incorporated herein by reference.
(2)	Incorporated by reference from Exhibit 3.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2012.
(3)	Incorporated by reference from Exhibit 3.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2014.
(4)	Incorporated by reference from Exhibit 10.2 to our Current Report on Form 8-K filed with the Securities and Exchange on October 23, 2013.
(5)	Incorporated by reference from Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2014.
(6)	Incorporated by reference from Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2014.
(7)	Incorporated by reference from Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2015.
(8)	Incorporated by reference from Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2015.
(9)	Incorporated by reference from Exhibit 14 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD UNION INC.
Dated: December 31, 2015

	By:	/s/ Vincent Kim
Vincent Kim
Chief Executive Officer and Chief Financial Officer

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